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                                                                    Exhibit 10.3

                            PENFORD AUSTRALIA LIMITED
                                  ('BORROWER')

                 AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
                                    ('AGENT')

                         EACH PARTY NAMED IN SCHEDULE 1
                             (EACH A 'PARTICIPANT')

                          SYNDICATED FACILITY AGREEMENT

                                 MINTER ELLISON
                                     Lawyers
                             Minter Ellison Building
                                 44 Martin Place
                                 SYDNEY NSW 2000

                                  DX 117 SYDNEY
                            Telephone (02) 9210 4444
                            Facsimile (02) 9235 2711
                           Reference AMN/RCA:10890732


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                                TABLE OF CONTENTS

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1.       INTERPRETATION......................................................................1
         1.1     Definitions.................................................................1
         1.2     Interpretation.............................................................10
         1.3     Bill Facility references...................................................11
         1.4     Calculations on daily basis................................................12
         1.5     Subsisting Events of Default...............................................12
         1.6     Certified copies of documents..............................................12
         1.7     Things required to be done on a Business Day...............................12

2.       BILL FACILITY......................................................................12

3.       OVERDRAFT FACILITY.................................................................13
         3.1     Conditions precedent to drawing under Overdraft Facility...................13
         3.2     Overdraft Account..........................................................13
         3.3     Payment of interest on overdraft...........................................13
         3.4     Repayment and redrawing....................................................13
         3.5     Fees and charges...........................................................13
         3.6     Termination of Overdraft Facility..........................................13

4.       THE PARTICIPANTS...................................................................14
         4.1     Participation in Bill Facility.............................................14
         4.2     Obligations and rights several only........................................14

5.       PURPOSE............................................................................14

6.       CONDITIONS PRECEDENT...............................................................14
         6.1     Conditions precedent to first Drawing......................................14
         6.2     Conditions precedent to all Drawings.......................................15
         6.3     Waiver.....................................................................15

7.       DRAWDOWN NOTICES AND ROLLOVER NOTICES..............................................16
         7.1     Drawdown Notices...........................................................16
         7.2     Rollover Notices...........................................................16

8.       RESTRICTIONS ON DRAWINGS...........................................................16
         8.1     Limitation on Drawdown Notices and Rollover Notices........................16
         8.2     Minimum principal amount...................................................16
         8.3     Maximum number of Drawings.................................................16

9.       FUNDING PERIODS....................................................................16
         9.1     Selection of Funding Periods...............................................16
         9.2     Funding Periods: restrictions..............................................17
         9.3     Failure to select Funding Period...........................................17

10.      DRAWING............................................................................17
         10.1    Notifying Participants.....................................................17
         10.2    Preparation of Bills.......................................................17
         10.3    Authority of Participants to sign Bills....................................18
         10.4    Restrictions on use of Bills...............................................18
         10.5    Notification of Discount Rate..............................................18
         10.6    Acceptance and discounting.................................................18
         10.7    Indemnity and cash cover...................................................19
         10.8    Participant as holder......................................................19

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
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         10.9    Variation of procedures....................................................19
         10.10   Netting off................................................................19

11.      FINAL REPAYMENT....................................................................19

12.      PREPAYMENTS........................................................................20
         12.1    Prepayment.................................................................20
         12.2    Partial prepayment.........................................................20
         12.3    Additional amounts due.....................................................20
         12.4    Allocation among Participants..............................................20
         12.5    Limitation on prepayments..................................................20

13.      CANCELLATION/REDUCTION OF COMMITMENTS..............................................20
         13.1    Termination Date...........................................................20
         13.2    Cancellation by Borrower during Commitment Period..........................21
         13.3    Cancellation of Commitments on cancellation of Total Commitment............21

14.      PAYMENTS...........................................................................21
         14.1    Payments to be on a Business Day...........................................21
         14.2    Manner of payment..........................................................21
         14.3    Amounts payable on demand..................................................21
         14.4    Deduction or withholding required..........................................21
         14.5    GST........................................................................22
         14.6    Distribution by Agent......................................................22
         14.7    Anticipatory payments......................................................22
         14.8    Insufficient payments......................................................22
         14.9    Payments and receipts in foreign currency..................................22

15.      SHARING OF PAYMENTS................................................................23

16.      REPRESENTATIONS AND WARRANTIES.....................................................23
         16.1    Representations and warranties.............................................23
         16.2    Representations and warranties repeated....................................27

17.      REPORTING OBLIGATIONS AND ACCESS...................................................27
         17.1    Notices to the Agent.......................................................27
         17.2    Accounts and other information.............................................28
         17.3    Preparation and form of Accounts...........................................30
         17.4    Giving access to records and land..........................................30
         17.5    Investigating Accountants..................................................30

18.      GENERAL AND FINANCIAL OBLIGATIONS..................................................31
         18.1    Positive obligations.......................................................31
         18.2    Negative obligations.......................................................33

19.      EVENTS OF DEFAULT..................................................................35
         19.1    Events of Default..........................................................35
         19.2    Effect of Event of Default.................................................38

20.      INCREASED COSTS....................................................................39
         20.1    Increased costs............................................................39
         20.2    Method of calculation......................................................39

21.      ILLEGALITY.........................................................................39

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
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22.      FEES...............................................................................40
         22.1    Commitment fee.............................................................40
         22.2    Rollover fee...............................................................40
         22.3    Fees non-refundable........................................................40

23.      COSTS AND EXPENSES.................................................................40

24.      TAXES..............................................................................41
         24.1    Borrower to pay Taxes......................................................41
         24.2    Fines and penalties........................................................41

25.      GENERAL INDEMNITY..................................................................42

26.      DEFAULT INTEREST...................................................................42
         26.1    Default interest...........................................................42
         26.2    Interest following judgment................................................43
         26.3    Capitalisation.............................................................43

27.      AGENT..............................................................................43

28.      ASSIGNMENT AND SUBSTITUTION........................................................43
         28.1    By Borrower................................................................43
         28.2    By Participants............................................................43
         28.3    Substitution...............................................................44
         28.4    Transferor released from obligations.......................................45
         28.5    Sub-participation, securitisation and credit derivative permitted..........45
         28.6    Disclosure of information..................................................45
         28.7    Change of Funding Office...................................................45
         28.8    Assignment of Overdraft Facility...........................................45

29.      NOTICES............................................................................45
         29.1    How given..................................................................45
         29.2    Effect.....................................................................46
         29.3    Deemed receipt.............................................................46
         29.4    Notice provisions in other Financing Documents.............................46

30.      CONFIDENTIALITY....................................................................47

31.      PRESERVING THE FINANCIERS' POWERS..................................................47
         31.1    Preservation...............................................................47
         31.2    No obligation to exercise rights or give consent...........................47
         31.3    Powers.....................................................................48
         31.4    Choice of securities and Guarantees........................................48
         31.5    Indemnities generally......................................................48
         31.6    Consent and waivers........................................................48
         31.7    Avoidance of transaction...................................................48
         31.8    Moratorium legislation.....................................................49

32.      OTHER PROVISIONS...................................................................49
         32.1    Notification from Borrower.................................................49
         32.2    Financiers may set off.....................................................49
         32.3    Borrower may not set off...................................................50
         32.4    Notices or demands as evidence.............................................50
         32.5    Severability...............................................................50
         32.6    Entire agreement...........................................................51
         32.7    Variation of agreement.....................................................51

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
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         32.8    Authorised Officers and communications.....................................51
         32.9    Communications and payments through Agent..................................51
         32.10   Conflict...................................................................51
         32.11   Term of obligations........................................................51
         32.12   Suspense account...........................................................51
         32.13   Governing law, jurisdiction and service of process.........................52
         32.14   Appointment of attorney....................................................52
         32.15   Attorneys appointed under this document - general provisions...............52
         32.16   Attorneys..................................................................52
         32.17   Counterparts...............................................................53

SCHEDULE 1 - PARTICIPANTS...................................................................54

SCHEDULE 2 - CONDITIONS PRECEDENT TO FIRST DRAWING..........................................55

SCHEDULE 3 - DRAWDOWN NOTICE................................................................56

SCHEDULE 4 - ROLLOVER NOTICE................................................................57

SCHEDULE 5 - SUBSTITUTION CERTIFICATE.......................................................58

SCHEDULE 6 - VERIFICATION CERTIFICATE.......................................................62

SCHEDULE 7 - APPLICABLE MARGIN AND COMMITMENT FEE...........................................65

                                       iv

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                          SYNDICATED FACILITY AGREEMENT

AGREEMENT dated                                                         2000

BETWEEN PENFORD AUSTRALIA LIMITED ACN 003 780 229 of 170 Epping Road, Lane Cove, NSW 2066 (formerly Starch Australasia Limited) ('BORROWER')

AND AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ACN 005 357 522 of Level 13, 20 Martin Place, Sydney, NSW 2000 ('AGENT')

AND         EACH PARTY NAMED IN SCHEDULE 1 (each a 'PARTICIPANT')


RECITAL

This document sets out the terms on which the Participants agree to provide a revolving syndicated bill acceptance and discount facility to the Borrower and the Agent agrees to provide an overdraft facility to the Borrower. It also contains provisions governing the relationship between the Agent and the Participants.

AGREEMENT

1.      INTERPRETATION

1.1     DEFINITIONS

        In this document:

        'ACCOUNTING STANDARDS' means, in respect of a company, generally accepted accounting principles and practices consistently applied in the country of incorporation of that company, including any domestically accepted international accounting standards.

        'ACCOUNTS' means profit and loss accounts, balance sheets, cash flow statements and statements, reports (including auditors' reports and directors' reports) and notes attached to, or intended to be read with, any of them.

        'ANZ' means Australia and New Zealand Banking Group Limited ACN 005 357 522.

        'ANZ'S REFERENCE RATE' means, on a particular day, the rate ANZ has most recently published in the Australian Financial Review before that day as its reference rate, or if no such rate is published, the rate determined from time to time by ANZ to be its reference rate.

        'APPLICABLE MARGIN' means the applicable margin determined in accordance with Schedule 7.

        'ATTORNEY' means an attorney appointed under a Financing Document.

        'AUTHORISATION' includes:

        (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval or exemption from, by or with a Public Authority; or

        (b) in relation to anything which is prohibited or restricted by law if a Public Authority takes certain action within a specified period, the expiry of that period without the Public Authority taking that action.

        'AUTHORISED OFFICER' means:

        'AUTHORISED OFFICER' means:

        (a) in respect of the Borrower, any director or secretary of the Borrower or any person appointed by the Borrower and notified in writing to the Agent from time to time to act as an Authorised Officer for the purposes of the Financing Documents. (The notice must be signed by the company secretary or a director of the Borrower and be given to the Agent with a specimen signature of the person); and

        (b) in respect of a Financier, a person holding or acting in the office of director, chief executive or secretary or whose title includes the word 'Manager', 'President' or 'Vice-President' or a person performing the functions of any of those offices or any person appointed by a Financier from time to time to act as an Authorised Officer for the purposes of the Financing Documents and notified in writing to the Agent (in the case of a Participant) or the Borrower and the Participants (in the case of the Agent).

        'AVAILABLE COMMITMENT' means, in relation to a Participant, the Participant's Commitment less the amount of its participation in the Outstanding Bill Amount.

        'BANK BILL RATE' means, for a period:

        (a) the average bid rate which is shown at approximately 10.15am on page 'BBSY' on the Reuters Monitor System on the first day of that period for bank accepted Bills having a term equal or approximately equal to that period;

        (b)     if:

                (i) it is not possible for any reason for the Agent to determine the Bank Bill Rate under paragraph (a); or

                (ii) in the Agent's opinion, the basis on which the rate referred to in paragraph (a) is calculated has changed adversely to the Participants,

                the Bank Bill Rate will be the average, rounded upwards if necessary to four decimal places and expressed as a yield percentage per annum, of the bid rates quoted by each Reference Bank at or about 10.30am on that day (or such number of Reference Banks as provide quotes to the Agent at that time on that day), for bank accepted Bills having a term as described above, as conclusively determined in good faith by the Agent; or

        (c) if it is not possible for any reason for the Agent to determine the Bank Bill Rate under paragraphs (a) or (b) above, the Bank Bill Rate will be the rate determined by the Agent in good faith to be its cost of funds for that period.

        'BILL' means a bill of exchange as defined in the Bills of Exchange Act 1909 (Cth), but does not include a cheque.

        'BILL FACILITY' means the revolving syndicated bill acceptance and discount facility agreed to be provided to the Borrower by the Participants under clause 2.

        'BORROWER PARTY' means Penford Holdings and each of its Subsidiaries.

        'BUSINESS DAY' means a week day on which banks are open for general banking business in Sydney.

        'COLLATERAL SECURITY' means each present or future Security Interest, Guarantee or other document or agreement created or entered into as security (directly or indirectly) for the payment of the Secured Money or the performance by the Borrower of any of its obligations to a Financier under the Financing Documents but does not include the Letter of Credit.

        'COMMITMENT' means, in relation to a Participant, the amount so specified in Schedule 1 or in a Substitution Certificate, as cancelled or varied under this document or a Substitution Certificate.

        'COMMITMENT PERIOD' means the period starting on the date of this document and ending on the Termination Date.

        'CONTESTED TAX' means a Tax assessed as payable by the Borrower or a Subsidiary of a Borrower where the Borrower or Subsidiary:

        (a) is diligently contesting the Tax in good faith and in accordance with proper procedures and laws;

        (b) is not required by applicable law to pay the Tax before the contest has been decided; and

        (c) has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty, interest or other cost payable if the contest is unsuccessful.

        'CURRENT FINANCIAL INFORMATION' means, at any time, the latest Accounts, reports and other financial information provided by the Borrower to the Agent under this document.

        'DEFAULT RATE' has the meaning given to it in clause 26 (Default interest).

        'DERIVATIVE TRANSACTION' means any agreement or transaction which is:

        (a) a futures contract (including a futures contract as defined in the Corporations Law); or

        (b) a 'Specified Transaction' as defined in the 1992 ISDA Master Agreement or a 'Transaction' as defined in the 1996 ISDA Equity Derivatives Definitions (both as published by the International Swaps and Derivatives Association, Inc.),
        or any other agreement or transaction of a similar nature or effect to any of the above.

        'DISCOUNT RATE' means the Bank Bill Rate plus the Applicable Margin.

        'DOLLARS' and '$' means Australian dollars.

        'DRAWDOWN DATE' means a date on which a Drawing is or is to be made.

        'DRAWDOWN NOTICE' means a notice given in accordance with clause 7 (Drawdown Notices and Rollover Notices).

        'DRAWING' means a provision of financial accommodation to the Borrower under the Bill Facility (including pursuant to a Rollover Notice). Financial accommodation having the same Funding Period and Drawdown Date constitutes one Drawing.

        'ENVIRONMENT' means the physical and radiative factors of the surroundings of persons including the land, waters, atmosphere, climate, sound, odours, taste, electromagnetism, radioactivity, the biological factors of animals and plants and the social factor of aesthetics.

        'ENVIRONMENTAL LAW' means a law regulating or otherwise relating to the Environment, including any law relating to land or water use, planning, building, heritage, coastal protection, water catchments, pollution, noise, smell, soil or ground water contamination, soil conservation, nature conservation, chemicals, waste, use of dangerous goods or hazardous substances, public and occupational health and safety, noxious trades or any other aspect of protection of the Environment or any person or property.

        'ENVIRONMENTAL LIABILITY' means any obligation or Loss under an Environmental Law imposed on a Borrower Party (or any of its officers), a Financier (or any of its officers), the Agent (or any of its officers) or any occupier of a Property, as a result of activities carried on during the ownership or occupation of the Property by any person at any time.

        'ESTABLISHMENT FEE' has the meaning given in the Subscription Agreement.

        'EVENT OF DEFAULT' means each event specified in clause 19.1 (Events of Default).

        'EXTERNAL ADMINISTRATOR' means an administrator, receiver, receiver and manager, trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

        'FACILITIES' means the Bill Facility and the Overdraft Facility granted to the Borrower under this document.

        'FINANCIAL INDEBTEDNESS' means any actual or contingent debt or other monetary liability arising in respect of money borrowed or raised or any financial accommodation provided, including in respect of any:

        (a)     negotiable or financial instrument or a discounting arrangement;

        (b)     Guarantee;

        (c) trade or vendor financing or deferred purchase price (for more than 90 days) of any asset or service;

        (d) a lease constituting, or accounted for in a similar way to, a finance lease or capitalised lease under Accounting Standards;

        (e) obligation to deliver goods or other property or provide services paid for in advance by any financier or in relation to any other financing transaction;

        (f) redemption of any preference shares or acquisition of redeemable preference shares; or

        (g)     Derivative Transaction.

        'FINANCIER' means the Agent or a Participant.

        'FINANCING DOCUMENT' means each of:

        (a)     this document;

        (b)     the Security Trust Deed;

        (c) the fixed and floating charge granted by the Borrower in favour of the Security Trustee over all its present and future assets other than assets in the Australian Capital Territory and the Northern Territory;

        (d) the fixed and floating charge granted by the Borrower in favour of the Security Trustee over all its present and future assets in the Australian Capital Territory and the Northern Territory;

        (e) the fixed and floating charge granted by Penford Holdings in favour of the Security Trustee over all its present and future assets;

        (f) the fixed and floating charge granted by Starch New Zealand Limited in favour of the Security Trustee over all its present and future assets;

        (g) the guarantee and indemnity from Penford Holdings on account of the Borrower in favour of the Security Trustee;

        (h) the guarantee and indemnity from Starch New Zealand Limited on account of the Borrower in favour of the Security Trustee;

        (i) real property mortgages from each of the Borrower and Starch New Zealand Limited over all real property owned by them;

        (j)     a Collateral Security;

        (k) a document that the Borrower and the Agent agree is a Financing Document; and

        (l) a document entered into or given under or in connection with, or for the purpose of amending or novating, any Financing Document.

        'FUNDING OFFICE' means, in respect of a Participant, the office so specified in Schedule 1 or in a Substitution Certificate or such other office as it may specify to the Agent under clause 28.7 (Change of Funding Office).

        'FUNDING PERIOD' means, in relation to a Drawing, the term selected for that Drawing under clause 9 (Funding Periods).

        'GROUP' means Penford Corporation and its Subsidiaries.

        'GST' has the meaning given in A New Tax System (Goods and Services Tax) Act 1999.

        'GUARANTEE' means a guarantee, indemnity, letter of credit, letter of comfort or any other obligation or irrevocable offer (whatever it is called and whatever its nature):

        (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

        (b) to indemnify any person against the consequences of default in the payment of; or

        (c)     to be responsible for,

        an obligation or monetary liability of another person, a dividend, distribution, capital or premium on shares, stock or other interests, or the solvency or financial condition of another person.

        'INSOLVENCY' of a person includes:

        (a)     the Winding Up of the person;

        (b)     the appointment of an External Administrator to the person;

        (c) any composition, compromise, arrangement, merger, amalgamation, reconstruction, administration, assignment for the benefit of creditors or insolvency of, by, or adversely affecting the person and any procedure which is equivalent or analogous in any jurisdiction; and

        (d)     the death or permanent incapacity of the person.

        'INTELLECTUAL PROPERTY' means any intellectual or industrial property including:

        (a) any patent, trade mark (whether registered or common law), trade name, copyright, registered design, trade secret, confidential information, know-how or computer program; and

        (b) any licence or other right to use or to grant the use of or to be the registered owner or user of any of them.

        'INTERCREDITOR AGREEMENT' has the meaning given in the US Credit Agreement.

        'LEASE' means any arrangement whereby an asset may be used or managed by a person other than the owner. It includes a licence.

        'LENDER' has the meaning given to it in the US Credit Agreement.

        'LETTER OF CREDIT' has the meaning given to it in the US Credit
        Agreement.

        'LEVERAGE RATIO' has the meaning given to it in the US Credit Agreement.

        'LOSS' means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine, outgoing or payment suffered, paid or incurred.

        'MATERIAL ADVERSE EFFECT' means a material adverse effect on:

        (a) the effectiveness of, or the ability of any Borrower Party to observe its obligations under, a Relevant Document;

        (b) the market value or marketability of any asset the subject of a Collateral Security; or

        (c)     the financial condition or business of any Borrower Party.

        'MATERIAL DOCUMENT' means each of the following:

        (a)     the Sale Agreement;

        (b) the 'Hi-maize Supply Agreement' dated 29 August 2000 between the Borrower, Goodman Fielder Mills Limited, Quality Bakers Australia Limited and The Uncle Tobys Company Limited;

        (c) the 'Hi-maize Access Deed' dated 29 August 2000 between Penford Holdings, the Borrower, Quality Bakers Australia Limited and Goodman Fielder Limited; and

        (d) the letter of offer dated 26 September 2000 by BNP Pacific (Australia) Limited to the Borrower;

        'OUTSTANDING BILL AMOUNT' means, at any time, the aggregate principal amount of all then outstanding Drawings.

        'OVERDRAFT ACCOUNT' means the account with ANZ under which overdraft financial accommodation is made available to the Borrower under the Overdraft Facility.

        'OVERDRAFT FACILITY' means the overdraft facility agreed to be provided to the Borrower by ANZ under clause 3.

        'OVERDRAFT LIMIT' means $3,000,000 or such other amount as the Agent and the Borrower may agree from time to time.

        'PARTICIPANT' means each party listed in Schedule 1 and any person that executes a Substitution Certificate as 'Incoming Participant' (on the substitution taking effect).

        'PENFORD DEBENTURE TRUST DEED' means the debenture trust deed between Penford Holdings and ANZ Capel Court Limited ACN 004 768 807 dated on or about the date of this document.

        'PENFORD HOLDINGS' means Penford Holdings Pty Limited ACN 094 279 339.

        'PENFORD SECURITY TRUST' means the security trust created under the Security Trust Deed.

        'PERMITTED FINANCIAL INDEBTEDNESS' means Financial Indebtedness permitted under the Financing Documents and the facility for $12,000,000 granted to the Borrower by BNP Pacific (Australia) Limited pursuant to the letter of offer dated 26 September 2000.

        'PERMITTED SECURITY INTEREST' means, in relation to a person:

        (a)     a Collateral Security over any of the person's assets;

        (b) a Security Interest over any of the person's assets to which the Agent (acting on the instructions of the Required Lenders) has consented, such consent not to be unreasonably withheld or delayed. It does not include a Security Interest to which the Agent has consented on one or more conditions if those conditions are not complied with; and

        (c) a lien or charge arising by operation of law in the ordinary course of the person's ordinary business. It does not include a lien or charge that secures debts overdue for more than 10 Business Days or debts for more than $50,000.

        'POTENTIAL EVENT OF DEFAULT' means any event, thing or circumstance which with the giving of notice or passage of time or both would become an Event of Default.

        'POWER' means any right, power, discretion or remedy of a Financier, a Lender, a Receiver or an Attorney under any Financing Document or applicable law.

        'PROPERTY' means all real property leased, occupied, used in relation to or necessary for its business or owned by any Borrower Party at any time.

        'PUBLIC AUTHORITY' includes the Crown, any government and any governmental, semi-governmental, public, administrative, regulatory or judicial entity. It includes a Minister, a statutory corporation, a self-regulatory organisation or supervisory authority established by statute and any stock or futures exchange.

        'PURCHASE' means the purchase by Penford Holdings of all the issued shares in the Borrower.

        'RECEIVER' means a receiver or receiver and manager appointed under a Collateral Security.

        'REFERENCE BANK' means each of the Commonwealth Bank of Australia, National Australia Bank Limited and Westpac Banking Corporation, and any other bank appointed as a Reference Bank, in addition to or in place of any of them, by agreement between the Borrower and the Agent (acting on the instructions of the Required Lenders).

        'RELATED ENTITY' of an entity means an entity which is related to the first entity under section 50 of the Corporations Law.

        'RELEVANT DOCUMENT' means a Financing Document or a Material Document.

        'REQUIRED LENDERS' has the meaning given in the Intercreditor Agreement.

        'ROLLOVER DATE' means the last day of a Funding Period.

        'ROLLOVER NOTICE' means a notice given in accordance with clause 7 (Drawdown Notices and Rollover Notices).

        'SALE AGREEMENT' means the sale agreement dated 29 August 2000 between Goodman Fielder Ingredients Limited ACN 000 147 580 and Penford Holdings in respect of the Purchase;

        'SECURED MONEY' means, at any time, all money (in whatever currency) that the Borrower is at that time liable (actually, prospectively or contingently) to pay to any Financier on any account and in any way whatever under or in connection with a Financing Document (including by way of principal, interest, fees, costs, charges, expenses, Guarantee obligations or damages and money which the Borrower would be liable to pay but for its Insolvency).

        'SECURED PROPERTY' means all property the subject of a Collateral Security.

        'SECURITY INTEREST' means a mortgage, charge, lien or pledge or any other right by way of security (including a right of set-off in respect of a deposit or a right to retain funds the subject of a flawed deposit arrangement) of a creditor to have its claims satisfied before other creditors with or from the proceeds of any asset.

        'SECURITY TRUST DEED' means the security trust deed dated on or about the date of this document between the Borrower and the Security Trustee creating the security trust known as the 'Penford Security Trust'.

        'SECURITY TRUSTEE' means ANZ Capel Court Limited ACN 004 768 807.

        'STARCH NEW ZEALAND LIMITED' means Starch New Zealand Limited a duly incorporated company having its registered office at Auckland and having the company number AK163345.

        'SUBSCRIPTION AGREEMENT' has the meaning given in the Penford Debenture Trust Deed.

        'SUBSIDIARY' of an entity means an entity that is:

        (a) a subsidiary of the first entity under section 46 of the Corporations Law; or

        (b) a subsidiary of, or otherwise controlled by, the first entity under any Accounting Standard in Australia.

        'SUBSTITUTION CERTIFICATE' means a substitution certificate substantially in the form of Schedule 5 or another form agreed to by the Agent (on the instructions of the Required Lenders).

        'TAX' means a tax, levy, duty or charge (and associated penalty or interest) imposed by a Public Authority. It includes stamp duty and other taxes of a similar nature, income tax, withholding tax, GST and transaction taxes and duties, but does not include tax on the overall net income of a Financier.

        'TERMINATION DATE' means 31 October 2003 or any earlier date on which the Secured Money becomes due and payable under this document.

        'TOTAL AVAILABLE COMMITMENT' means the sum of the Available Commitments of the Participants.

        'TOTAL COMMITMENT' means $19,193,857 as cancelled or reduced under this document.

        'US CREDIT AGREEMENT' means the Amended and Restated Credit Agreement dated as of 15 November 2000 between Penford Corporation, Penford Products Co., certain commercial lending institutions and The Bank of Nova Scotia.

        'WHOLLY-OWNED SUBSIDIARY' of a body corporate means another body corporate that is:

        (a) a wholly owned subsidiary of the first within the meaning of the Corporations Law; and

        (b)     not a trustee of any trust.

        'WINDING UP' includes:

        (a) dissolution, liquidation, provisional liquidation and bankruptcy; and

        (b)     any analogous or equivalent procedure in any jurisdiction.

1.2     INTERPRETATION

        In this document:

        (a)     the singular includes the plural and vice versa;

        (b)     one gender includes all genders;

        (c) other grammatical forms of defined words or expressions have corresponding meanings;

        (d) a reference to a party to this document includes that party's successors and permitted substitutes and assigns;

        (e) a reference to a document or agreement includes that document or agreement as amended, novated, supplemented or replaced from time to time except to the extent prohibited by a Financing Document;

        (f) a reference to any thing includes the whole or any part of that thing and a reference to a group of things or persons includes each thing or person in that group;

        (g) references to clauses, schedules and annexures are references to clauses of and schedules and annexures to this document;

        (h) references to 'persons' or words implying natural persons include bodies corporate, joint ventures, partnerships, trusts, associations, unincorporated bodies and Public Authorities;

        (i) references to 'entities' include entities as defined for any purpose under Accounting Standards;

        (j)     a reference to time is a reference to Sydney time;

        (k) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable;

        (l) 'including' and cognate expressions indicate what is included without limiting what may be included;

        (m) a reference to an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing;

        (n) a reference to a Borrower Party includes a reference to the party both in its own right and as trustee. Without limitation, where a Borrower incurs an obligation, it incurs the obligation both in its own right and as trustee;

        (o) a reference to 'property' or an 'asset' includes a reference to any right or interest in, or right to use, property or assets, to future property or assets, to things in action and to intangible property or assets; and

        (p) headings are inserted for convenience and do not affect the interpretation of this document.

        No provision or expression is to be construed against a party on the basis that the party (or its advisers) was responsible for the drafting of this document.

1.3     BILL FACILITY REFERENCES

        In this document:

        (a) a reference to 'repayment' or 'prepayment' (and like expressions) means, in relation to all or part of a Drawing, payment to the Agent of the aggregate face value of the Bills comprised in the Drawing;

        (b) a reference to 'principal' or 'principal amount' means, in relation to a Drawing, the aggregate face value of the outstanding Bills comprised in the Drawing;

        (c) a reference to an 'outstanding' Bill is to a Bill which has been accepted or discounted (or both) under this document and in respect of which the Borrower has not paid the face amount or provided cash cover under this document (whether or not that Bill has matured or has been presented for payment or paid on presentation by a Financier). A reference to an 'outstanding' Drawing has a corresponding meaning; and

        (d) a reference to the drawing, acceptance, endorsement or other dealing of or with a Bill is to be interpreted by reference to the Bills of Exchange Act 1909 (Cth).

1.4     CALCULATIONS ON DAILY BASIS

        All interest, amounts in the nature of interest (including discount amounts) and fees under this document will be calculated on a daily basis and a year of 365 days.

1.5     SUBSISTING EVENTS OF DEFAULT

        An Event of Default or Potential Event of Default is 'subsisting' under this document if it has not been either:

        (a) remedied to the satisfaction of the Agent (acting on the instructions of the Required Lenders); or

        (b) waived by the Agent (acting on the instructions of the Required Lenders).

1.6     CERTIFIED COPIES OF DOCUMENTS

        Where a copy of a document to be provided under this document is required to be certified, the certification must:

        (a)     be by a director or secretary of the Borrower;

        (b)     confirm that the copy is a true and complete copy;

        (c)     confirm that the document has not been amended or revoked; and

        (d) unless this document otherwise provides or the Agent otherwise agrees, be dated no earlier than 5 Business Days before the date by which the copy must be provided.

        The Agent may require any copy of a document provided or to be provided to it under this document to be certified.

1.7     THINGS REQUIRED TO BE DONE ON A BUSINESS DAY

        If anything (other than the making of a payment) is required by this document to be done on or by a day which is not a Business Day, then it must be done on or by the next following Business Day, except as otherwise provided for in clause 9.2.

2.      BILL FACILITY

        Subject to this document, the Participants grant to the Borrower a revolving bill acceptance and discount facility under which the Borrower may obtain Drawings in Dollars during the Commitment Period in an aggregate principal amount not exceeding the Total Available Commitment.

3.      OVERDRAFT FACILITY

3.1     CONDITIONS PRECEDENT TO DRAWING UNDER OVERDRAFT FACILITY

        ANZ agrees to continue to make an Overdraft Facility available up to the Overdraft Limit if:

        (a) ANZ is satisfied that the conditions precedent in clause 6 are satisfied; and

        (b) the Overdraft Account has been opened in accordance with ANZ's procedures, including the signing of such documents as ANZ requires.

        ANZ may waive any one or more of these conditions.

3.2     OVERDRAFT ACCOUNT

        (a) ANZ may debit to the Overdraft Account any money due to ANZ by the Borrower under this document or otherwise.

        (b) Despite anything else in this document, any debit balance in the Overdraft Account is repayable by the Borrower on demand by ANZ at any time.

3.3     PAYMENT OF INTEREST ON OVERDRAFT

        The Borrower must pay to ANZ, interest by reference to the daily balance outstanding at ANZ's Reference Rate plus the Applicable Margin per annum monthly in arrears on the first Business Day of each month, accruing daily and commencing on the first day the overdraft is used. Interest will be debited to the Overdraft Account monthly in arrears.

3.4     REPAYMENT AND REDRAWING

        The Borrower may at any time repay and redraw any advance under the Overdraft Facility.

3.5     FEES AND CHARGES

        The Borrower must pay all fees and charges in respect of the Overdraft Account as agreed from time to time.

3.6     TERMINATION OF OVERDRAFT FACILITY

        (a)     If a Lender exercises a put option or a call option under
                Section 6 of the Intercreditor Agreement, the Agent will, unless otherwise instructed by the Required Lenders, as soon as practicable give a notice to the Borrower terminating the Overdraft Facility on the date specified in the notice.

        (b)     On the termination date specified in the notice:

                (i) the Total Commitment will be increased by $3,000,000 and each Participant's Commitment will be increased pro rata; and

                (ii) the Borrower must drawdown such amount under the Bill Facility as is necessary to repay the amount outstanding under the Overdraft Facility and that amount will be applied for that purpose.

        (c) The Borrower must sign all documents and do all things necessary to give effect to the provisions of this clause 3.6.

4.      THE PARTICIPANTS

4.1     PARTICIPATION IN BILL FACILITY

        Each Participant will participate through its Funding Office in each Drawing in the proportion which its Available Commitment at the time of the Drawing bears to the Total Available Commitment at that time.

4.2     OBLIGATIONS AND RIGHTS SEVERAL ONLY

        The obligations and rights of each Participant under this document are several. As a result:

        (a) if a Participant does not carry out its obligations, this does not relieve any other Participant of its obligations;

        (b) a Participant is not responsible for the obligations of another Participant, or those of the Agent; and

        (c) subject to the Financing Documents, each Participant may separately enforce its rights under each Financing Document.


5.      PURPOSE

        The Borrower must use the net proceeds of Drawings only for working capital and other general corporate purposes, including permitted capital expenditures, and for purposes approved by the Required Lenders.

        A Financier may, but is under no obligation to, monitor whether the proceeds are actually applied in accordance with this clause.

6.      CONDITIONS PRECEDENT

6.1     CONDITIONS PRECEDENT TO FIRST DRAWING

        The obligations of each Participant under this document, including the obligation to provide its participation in the first Drawing, are subject to:

        (a) the Agent first receiving, in form and substance satisfactory to it and its lawyers:

                (i)     the items listed in Schedule 2;

                (ii) a certified copy of the corporate capital and ownership structure of the Group following the Purchase;

                (iii) the Sale Agreement and related documentation, including but not limited to, financial information, legal opinions, information regarding tax and accounting issues, environmental matters, litigation and material contracts;

                (iv) any other information or document which the Agent reasonably requests in relation to the Borrower, the Purchase, any assets of the Borrower, any other condition precedent or any Relevant Document;

        (b) the Agent satisfying itself that there has not been and that there will not be any event or circumstance which has or is likely to have a Material Adverse Effect;

        (c) the Agent satisfying itself in relation to the assets acquired in respect of the Purchase; and

        (d) the Agent satisfying itself that the Establishment Fee has been paid.

6.2     CONDITIONS PRECEDENT TO ALL DRAWINGS

        The obligation of each Participant to provide its participation in each Drawing is subject to the further conditions precedent that:

        (a) (DRAWDOWN NOTICE OR ROLLOVER NOTICE) the Agent has received a properly completed and duly executed Drawdown Notice or Rollover Notice in respect of the Drawing;

        (b) (NO DEFAULT) no Event of Default or Potential Event of Default is subsisting at the date of the relevant Drawdown Notice or Rollover Notice or at the relevant Drawdown Date or will result from the provision of the Drawing;

        (c) (AVAILABILITY OF FUNDS) provision of the Drawing will not cause the Total Available Commitment to be exceeded;

        (d) (REPRESENTATIONS AND WARRANTIES) each representation and warranty by each Borrower Party in the Financing Documents is true and correct and is neither misleading nor deceptive as at the date of the relevant Drawdown Notice or Rollover Notice and at the relevant Drawdown Date as though it had been made on and as of that date; and

        (e) (AUTHORISATIONS) all Authorisations necessary for the Drawing have been obtained.

6.3     WAIVER

        The conditions precedent in clauses 6.1 and 6.2 are for the benefit of the Agent and the Participants only. They may only be waived by the Agent (on the instructions of the Required Lenders) and only by notice to the Borrower.

7.      DRAWDOWN NOTICES AND ROLLOVER NOTICES

7.1     DRAWDOWN NOTICES

        If the Borrower wishes to draw down any of the Total Available Commitment, it must give a Drawdown Notice to the Agent. A Drawdown Notice is irrevocable and must be:

        (a)     in the form set out in Schedule 3;

        (b) duly completed and signed by an Authorised Officer of the Borrower; and

        (c) delivered to the Agent on a Business Day no later than 11.00am 3 Business Days before the proposed Drawdown Date (unless the Agent agrees otherwise).

        The Drawdown Date specified in a Drawdown Notice must be a Business Day.

7.2     ROLLOVER NOTICES

        If the Borrower wishes to roll over any outstanding Drawing, it must give a Rollover Notice to the Agent in respect of the Drawing. A Rollover Notice is irrevocable and must be:

        (a)     in the form set out in Schedule 4;

        (b) duly completed and signed by an Authorised Officer of the Borrower; and

        (c) delivered to the Agent no later than 11.00am 3 Business Days before the Rollover Date for the Drawing (unless the Agent agrees otherwise).

8.      RESTRICTIONS ON DRAWINGS

8.1     LIMITATION ON DRAWDOWN NOTICES AND ROLLOVER NOTICES

        A Drawdown Notice or Rollover Notice must not be given if a Drawing requested in it would cause a breach of, or otherwise not comply with the requirements of, this document.

8.2     MINIMUM PRINCIPAL AMOUNT

        The principal amount of each Drawing must be a minimum of $1,000,000 and an integral multiple of $500,000 or, if less, the Total Available Commitment.

8.3     MAXIMUM NUMBER OF DRAWINGS

        There must be no more than 7 Drawings outstanding at any one time.

9.      FUNDING PERIODS

9.1     SELECTION OF FUNDING PERIODS

        Funding Periods selected by the Borrower must have a term of:

        (a)     1, 2 or 3 months; or

        (b) any other period required under this document or to which the Agent agrees.

9.2     FUNDING PERIODS: RESTRICTIONS

        Despite the above:

        (a)     a Funding Period must not extend beyond the Termination Date;

        (b) Funding Periods must be selected so that the Outstanding Bill Amount does not at any time exceed the Total Commitment;

        (c) if a Funding Period would otherwise end on a day which is not a Business Day, it will be extended to the next Business Day in the same calendar month or, if none, the preceding Business Day; and

        (d) if a Funding Period of a number of months commences on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of the latter month.

9.3     FAILURE TO SELECT FUNDING PERIOD

        If the Borrower fails to select a Funding Period complying with this document, the Agent may select a Funding Period which ensures compliance.

10.     DRAWING

10.1    NOTIFYING PARTICIPANTS

        (a) The Agent must promptly notify each Participant of the contents of each Drawdown Notice and Rollover Notice and the amount of the Participant's participation in each Drawing requested in the notice.

        (b) If a Drawdown Notice or Rollover Notice is received by the Agent after 3.00pm on a Business Day, it is not required to notify each Participant under this clause until the following Business Day.

10.2    PREPARATION OF BILLS

        Where a Drawing is requested under a Drawdown Notice or Rollover Notice, and all conditions precedent to the provision of the Drawing have been satisfied, each Participant must prepare Bills complying with the following requirements:

        (a)     each Bill must:

                (i)     be in a form acceptable to the Participant;

                (ii)    name the Borrower as drawer;

                (iii) name the Participant as acceptor and be payable to the Borrower or order and be endorsed in blank by the Borrower;

                (iv) be expressed to be payable at the Funding Office of the Participant or at another office of the Participant specified by the Participant with the agreement of the Agent and the Borrower;

                (v) have a face value of $1,000,000 or such other amount as determined by the Participant; and

                (vi)    have a term equal to the Funding Period of that Drawing;
                        and

        (b) the aggregate face value of the Bills to be prepared by and drawn on the Participant must be equal to the Participant's participation in the Drawing.

10.3    AUTHORITY OF PARTICIPANTS TO SIGN BILLS

        The Borrower for valuable consideration irrevocably authorises each Participant and each Authorised Officer of each Participant severally and in its name to complete, sign and/or endorse each Bill to be drawn by the Borrower under this document and to deliver the Bill in accordance with this document.

10.4    RESTRICTIONS ON USE OF BILLS

        Until it is required to be dealt with under clause 10.6 (Acceptance and discounting), each Bill prepared under this document must be kept in safe custody by the Participant signing it and must not be used or dealt with.

10.5    NOTIFICATION OF DISCOUNT RATE

        (a) No later than 11.30am on each Drawdown Date, the Agent must determine and notify the Borrower and each Participant of the Discount Rate for the Funding Period of each Drawing to be provided on that Drawdown Date.

        (b)     Notification under this clause may be by telephone.

10.6    ACCEPTANCE AND DISCOUNTING

        Subject to this document, on the Drawdown Date on which a Drawing is to be provided under this document, each Participant must:

        (a) pay any stamp duty or other taxes of a similar nature chargeable on the Bills prepared by it for the purpose of the Drawing;

        (b)     accept those Bills; and

        (c) discount or arrange for the discounting of those Bills at the applicable Discount Rate and in accordance with its normal procedures and, subject to clause 10.10 (Netting off), pay the proceeds after deduction of:

                (i) the commitment fee payable under clause 22.1 (Commitment fee);

                (ii) any other amount then due by the Borrower to the Participant or to the Agent on account of the Participant under this document; and

                (iii) any applicable stamp duty, other taxes of a similar nature and financial institutions duty,

                to the Agent no later than 12.00 noon on the Drawdown Date. On receipt the Agent must promptly pay those proceeds in accordance with the Borrower's directions.

10.7    INDEMNITY AND CASH COVER

        (a) The Borrower indemnifies each Participant against, and must immediately pay each Participant on demand the amount of, any liability the Participant incurs as acceptor of a Bill under this document other than liability arising from the gross negligence or wilful default of the Participant.

        (b)     Subject to clause 10.10 (Netting off), the Borrower must, by
                12.00 noon on each day on which a Bill falls due for payment, pay to the Agent (who will in turn account to the relevant Participant for) an amount equal to the face value of the Bill.

10.8    PARTICIPANT AS HOLDER

        As between each Participant and the Borrower, the Borrower is primarily liable in respect of any Bill accepted by the Participant. The liability of the Borrower with respect to a Bill will not be taken to have been discharged by reason of the Participant becoming the holder of the Bill on, before or after its maturity.

10.9    VARIATION OF PROCEDURES

        The Agent may (with the agreement of the Required Lenders) vary any of the times at or by which any thing is to be done under this clause to ensure the effective operation of the procedures contemplated by it.

10.10   NETTING OFF

        Only the net amount as between:

        (a) the amount payable on any Rollover Date by the Borrower to the Agent on account of a Participant; and

        (b) the amount which that Participant is obliged on the Rollover Date to make available on account of the Borrower,

        need be paid by the Borrower or made available by that Participant, as the case may be.


11.     FINAL REPAYMENT

        On the Termination Date, the Borrower must pay all of the Outstanding Bill Amount to the Agent on account of the Participants.

12.     PREPAYMENTS

12.1    PREPAYMENT

        (a) The Borrower may prepay all or part of the Outstanding Bill Amount if they give not less than 20 Business Days' notice ('PREPAYMENT NOTICE') to the Agent. A Prepayment Notice is irrevocable and the Borrower must make the prepayment in accordance with the notice.

        (b) The Agent must promptly notify the Participants on receiving a Prepayment Notice.

12.2    PARTIAL PREPAYMENT

        If a prepayment is of part only of the Outstanding Bill Amount, then:

        (a) unless the Agent otherwise agrees, the prepayment must be a minimum of $1,000,000 and an integral multiple of $100,000; and

        (b) the Borrower must specify in the Prepayment Notice each Drawing to which the prepayment applies.

12.3    ADDITIONAL AMOUNTS DUE

        (a) Clause 25 (General indemnity) applies to any prepayment of all or part of the Outstanding Bill Amount despite the fact that the Borrower is permitted to make it.

        (b) Any interest or fees accrued on any amount repaid early under this document must be paid at the time of the prepayment.

12.4    ALLOCATION AMONG PARTICIPANTS

        A prepayment of all or part of a Drawing will be applied rateably in reduction of the respective participations of all of the Participants in that Drawing.

12.5    LIMITATION ON PREPAYMENTS

        The Borrower may not prepay all or part of the Outstanding Bill Amount except in accordance with this document.

13.     CANCELLATION/REDUCTION OF COMMITMENTS

13.1    TERMINATION DATE

        The Total Commitment will be automatically cancelled on the Termination Date.

13.2    CANCELLATION BY BORROWER DURING COMMITMENT PERIOD

        (a) During the Commitment Period the Borrower may cancel all or part of the undrawn Total Commitment by giving not less than 15 Business Days' prior notice to the Agent. Any such notice is irrevocable.

        (b) A partial cancellation must (unless the Agent otherwise agrees) be a minimum amount of $1,000,000 and an integral multiple of $100,000.

        (c) The Agent must promptly notify each Participant of any notice received under this clause and the amount of the Participant's Commitment which is cancelled.

13.3    Cancellation of Commitments on cancellation of Total Commitment

        The Commitment of each Participant will be permanently and rateably reduced on and by the amount of any cancellation of the Total Commitment.

14.     PAYMENTS

14.1    PAYMENTS TO BE ON A BUSINESS DAY

        If a payment under a Financing Document falls due on a day that is not a Business Day, it must be paid on the preceding Business Day.

14.2    MANNER OF PAYMENT

        All payments to be made by the Borrower under a Financing Document must be made at or before 12.00 noon on the due date to an account specified by the Agent. Payments must be made in Dollars, in immediately available funds, and free of any set-off, counterclaim or, subject to clause 14.4 (Deduction or withholding required), deduction or withholding.

14.3    AMOUNTS PAYABLE ON DEMAND

        Any amount which is not expressed by a Financing Document to be payable on a specified date is payable immediately on demand by the Agent.

14.4    DEDUCTION OR WITHHOLDING REQUIRED

        If the Borrower must deduct or withhold Taxes from a payment to a Financier, it must:

        (a) make that deduction and/or withholding, pay to the appropriate Public Authority the full amount deducted and/or withheld as required by law and give the Financier a receipt for the payment; and

        (b) increase its payment to the Financier to an amount which will result in the Financier receiving (after deduction or withholding of any Taxes in respect of the increased payment) the full amount which it would have received if no deduction or withholding had been required.

14.5    GST

        The amounts set out in the Financing Documents have been calculated without regard to GST. If GST is or becomes payable in respect of any supply made by a Financier under or in connection with the Facilities or the Financing Documents, the payment for that supply shall be increased by the amount necessary so that that Financier actually receives what it would have been entitled to receive if there had not been GST in respect of that supply. The Borrower indemnifies each Financier against any Loss due to it failing to receive the amount of the increase in the payment.

14.6    DISTRIBUTION BY AGENT

        Subject to clause 32.12 (Suspense account), the Agent must promptly distribute amounts received on account of the Participants among the Participants according to their respective entitlements.

14.7    ANTICIPATORY PAYMENTS

        (a) The Agent may assume that a party ('PAYER') due to make a payment ('ASSUMED PAYMENT') on account of another party ('RECIPIENT') has made or will make that payment when due unless the Payer notifies the Agent at least 1 Business Day before the due date that the Payer will not be making the payment.

        (b) In reliance on that assumption, the Agent may make available to the Recipient on the due date an amount equal to the Assumed Payment.

        (c) If the Payer does not in fact make the Assumed Payment, the Recipient must immediately repay the amount to the Agent on demand. The Payer remains liable to make the Assumed Payment but, until the Recipient repays the amount, the Payer's liability will be to the Agent in its own right.

        (d) If the Payer is the Borrower, any interest on the amount of the Assumed Payment accruing before recovery will belong to the Agent.

        (e) If the Payer is a Participant, the Participant must pay interest on the amount of the Assumed Payment at the rate determined by the Agent, in line with its usual practice, for advances of similar duration to financial institutions of the standing of the Participant.

14.8    INSUFFICIENT PAYMENTS

        If an amount received by the Agent is insufficient to discharge the obligations of the Borrower to the Financiers at that time, the Agent may apply that amount to reduce the Secured Money in the order, and to satisfy whatever part of the Secured Money, the Agent (acting on the instructions of the Required Lenders) sees fit. The application will override any appropriation made by the Borrower.

14.9    PAYMENTS AND RECEIPTS IN FOREIGN CURRENCY

        If for any reason a Financier receives or recovers any amount under or in relation to a Financing Document in a currency other than Dollars ('FOREIGN CURRENCY Amount'), the amount which the Financier will be taken to have received or recovered for the purposes of the Financing Documents will be the Dollar amount to which the Financier could have converted the Foreign Currency Amount in accordance with its normal procedures, at the time of the receipt or recovery less the costs of the conversion.

15.     SHARING OF PAYMENTS

        If a Participant receives or recovers (whether by direct payment, set-off or otherwise) an amount in respect of any sum due under a Financing Document in respect of the Bill Facility otherwise than by distribution by the Agent:

        (a) the Participant must immediately notify the Agent and (unless the Agent otherwise directs) pay that amount to the Agent;

        (b) the receipt or recovery will be treated as a payment to the Participant on behalf of the Agent on account of the Secured Money and must be applied accordingly;

        (c) the amount owed to the Participant is not reduced by the receipt or recovery except to the extent of any distribution subsequently received by the Participant under the Financing Documents;

        (d) without prejudice to paragraph (c), the Borrower must immediately indemnify the Participant on demand against a payment made by the Participant under paragraph (a) to the extent that the Borrower's liability has been discharged by the receipt or recovery; and

        (e) if all or part of the receipt or recovery must subsequently be refunded or restored by the Participant, each party to which any part of the receipt or recovery was distributed must repay to that Participant its proportionate share of the amount to be refunded or restored, together with an equivalent proportion of any interest which the Participant is obliged to pay on the amount to be refunded or restored.

16.     REPRESENTATIONS AND WARRANTIES

16.1    REPRESENTATIONS AND WARRANTIES

        The Borrower represents and warrants to each Financier, in respect of each Borrower Party (unless the context otherwise indicates) that:

        (a)     (REGISTRATION) it is properly registered and validly exists;

        (b) (POWER) it has the power and the right to carry on its business, and to enter into and exercise its rights and perform its obligations under each Relevant Document to which it is a party;

        (c) (CORPORATE AUTHORISATION) it has taken the necessary corporate action to authorise its entry into and performance of each Relevant Document to which it is party (as well as each transaction contemplated by each such Relevant Document);

        (d) (RELEVANT DOCUMENTS) each Relevant Document to which it is a party is (subject to its stamping and registration, where applicable) valid, binding and enforceable against it in accordance with its terms;

        (e) (COLLATERAL SECURITIES) subject to payment of stamp duty and registration, each Collateral Security is an effective Security Interest having the priority contemplated in it;

        (f) (CONFLICTS) its execution and performance of each Relevant Document to which it is a party does not and will not:

                (i) conflict with or violate any law, judgment, ruling, order, document or agreement that binds it (including its constituent documents);

                (ii) result in a Security Interest (other than under a Collateral Security) being created on, or crystallising over, any of its assets; or

                (iii) result in a default under any agreement relating to any of its Financial Indebtedness;

        (g)     (AUTHORISATIONS OBTAINED) each Authorisation which is:

                (i) necessary for the execution, delivery or performance by it, or the validity or enforceability, of the Relevant Documents to which it is party;

                (ii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security; or

                (iii)   material to the conduct by it of its business,

                has been obtained and is in full force and effect;

        (h) (COMPLIANCE WITH LAWS) it has complied with all laws and Authorisations applicable to it or its business where failure to do so would have or be likely to have a Material Adverse Effect;

        (i) (SOLVENCY) it is solvent and there are reasonable grounds to expect that, on execution of each Financing Document to which it is a party, it will continue to be able to pay all its debts as and when they become due and payable;

        (j) (NO DEFAULT UNDER MATERIAL DOCUMENT) it is not in default of a material obligation under any Material Document or any document relating to its Financial Indebtedness and nothing has occurred which is or would (with the giving of notice or passage of time or both) constitute an event of default (however described) under any such document;

        (k) (LITIGATION) (except as described in writing to the Agent and accepted in writing by the Agent acting on the instructions of the Required Lenders) no litigation or administrative, arbitration or other proceeding or action (including any action by a Public Authority) is current or pending or, to its knowledge, is likely or threatened which, if adversely determined, would have or be likely to have a Material Adverse Effect;

        (l) (INFORMATION ACCURATE) all information provided by it to any Financier or the Agent in connection with the Financing Documents and Material Documents is accurate in all material respects and not deficient, misleading or deceptive in any material respect (whether by its inclusion or by the omission of other information);

        (m)     (COPIES OF DOCUMENTS)

                (i) all copies of documents provided by it to any Financier or the Agent are true and complete and the original documents are in full force and effect; and

                (ii) the copies of the Material Documents provided to the solicitors for the Agent contain all of the terms of the agreements between the parties to those documents and there are no other documents or arrangements in existence in respect of those Material Documents that have not been disclosed in writing to the Agent;

        (n) (DISCLOSURE OF FACTS) all material facts or circumstances known to the Borrower and which under reasonable business practice may affect the decision of each Financier to enter into this transaction have been disclosed by the Borrower to the Agent;

        (o) (OWNERSHIP OF ASSETS) subject to any trust which is expressly disclosed in the Financing Documents and to any Permitted Security Interest, it is the sole legal and beneficial owner of the Secured Property the subject of each Collateral Security given by it;

        (p) (ASSETS FREE OF SECURITY INTERESTS) its assets are free of any Security Interest other than any Permitted Security Interest;

        (q) (FINANCIAL INDEBTEDNESS) it has no Financial Indebtedness other than Permitted Financial Indebtedness;

        (r) (NO EVENT OF DEFAULT) no Event of Default has occurred and is subsisting and no Potential Event of Default has occurred and is subsisting:

                (i)     at the date of this document; or

                (ii) thereafter, which is not disclosed in writing to the Agent.

        (s) (ACCOUNTS) the most recent Accounts, except Accounts referred to in clause 17.2(c), of the Borrower provided to the Agent:

                (i) give a true and fair view of the state of affairs of it and of each of its Subsidiaries as at the date to which the Accounts relate and the results of the operations of it and of each of its Subsidiaries during the period covered by the Accounts;

                (ii) contain proper and adequate provisions for and fully disclose all of the actual and contingent liabilities of it and of each of its Subsidiaries as at the date to which the Accounts relate; and

                (iii) were prepared in accordance with Accounting Standards, except for any departures from those standards which are disclosed in the Accounts;

        (t) (NO CHANGE IN FINANCIAL POSITION) there has been no change in the state of affairs or operations of each Borrower Party since the date to which the Accounts referred to in paragraph (s) (Accounts) were prepared which would have or be likely to have a Material Adverse Effect;

        (u) (OWN ENQUIRIES) it has relied on its own investigations and enquiries regarding the transactions contemplated by the Financing Documents and has not relied on any information, advice or opinion (including information, advice or opinions regarding interest rates, Derivative Transactions or exchange rates) given or offered by or on behalf of any Financier or the Agent even if in answer to any enquiry by or for it;

        (v) (TAXATION) it has complied with all Tax laws in all jurisdictions in which it is subject to Taxes and has paid all Taxes due and payable by it, other than Contested Taxes the non-payment of which would not have or be likely to have a Material Adverse Effect;

        (w) (INSURANCE) it has complied with its obligations in the Financing Documents to insure and maintain insurance;

        (x) (INTELLECTUAL PROPERTY) it owns, or has the right and licence to use, all Intellectual Property necessary for the conduct of its business;

        (y)     (ENVIRONMENTAL LAWS):

                (i) it has not incurred any Environmental Liability which it has not disclosed in writing to the Agent which could have a Material Adverse Effect; and

                (ii) all Authorisations required under any Environmental Law relating to the occupation, use and development of each Property have been obtained, are in full force and effect and have been and are being complied with where non-compliance would have a Material Adverse Effect and such occupation, use and development otherwise complies with all Environmental Laws where non-compliance would have a Material Adverse Effect;

        (z) (CORPORATE BENEFIT) its entry into the transactions contemplated by the Relevant Documents is in its best interests and for its benefit;

        (aa) (NO TRUSTEE) it is not a trustee of any trust other than as specified in any Financing Document;

        (bb) (RELATED ENTITIES) it does not have any Related Entities, other than those previously notified by it in writing to the Agent;

        (cc) (NO IMMUNITY) neither it nor any of its assets is immune from suit or execution; and

        (dd)    (NATIVE TITLE) it is not:

                (i) as at the date of this document, aware of any actual or potential native title claim in relation to any Property; or

                (ii) thereafter, aware of any actual or potential native title claim in relation to any Property which if it were successful would have a Material Adverse Effect.

16.2    REPRESENTATIONS AND WARRANTIES REPEATED

        Each representation and warranty in this document:

        (a) is repeated, with reference to the facts and circumstances at the time, on each day until the Secured Money has been finally paid in full; and

        (b) applies in its current form when repeated, despite any contrary disclosure by a Borrower or any other person, unless the Agent (acting on the instructions of the Required Lenders) agrees to waive it.

17.     REPORTING OBLIGATIONS AND ACCESS

17.1    NOTICES TO THE AGENT

        The Borrower must notify the Agent, with reasonable details, as soon as it becomes aware of any one or more of the following in respect of each Borrower Party:

        (a) (EVENT OF DEFAULT) an Event of Default or Potential Event of Default and (if applicable) the steps taken or proposed to be taken to remedy it;

        (b) (SUBSIDIARY) the Borrower Party acquiring or intending to acquire a Subsidiary;

        (c) (ACQUISITION OF REAL PROPERTY) the acquisition by any Borrower Party of any interest in relation to real property (other than a Lease for a term (including options) of less than 3 years);

        (d) (LITIGATION) any litigation or administrative, arbitration or other proceeding or action (including any action by a Public Authority) against any Borrower Party which is current or pending or, to its knowledge, likely or threatened which:

                (i) if adversely determined, would have or be likely to have a Material Adverse Effect; or

                (ii) involves a claim or claims for an amount in excess of $1,000,000 or its equivalent;

        (e) (ENVIRONMENTAL MATTERS) any breach or potential breach of any Environmental Law or of any complaint or the issuing of any proceedings or notice or requirements against or on any Borrower Party in respect of, or which may result in, any Environmental Liability or alleged contravention of any

        Environmental Law which would have or be likely to have a Material Adverse Effect;

        (f) (COMPULSORY ACQUISITION) any proposal by a Public Authority to compulsorily acquire assets of any Borrower Party the subject of a Collateral Security where the acquisition would have or be likely to have a Material Adverse Effect;

        (g)     (MATERIAL DOCUMENTS) any:

                (i)     material notice given or received under;

                (ii)    material default or dispute under;

                (iii)   termination or rescission of; or

                (iv) event or circumstance which entitles a party to terminate or rescind,

                a Material Document;

        (h) (PUBLIC AUTHORITIES) any material notice to or from, or material correspondence with, a Public Authority in relation to any Borrower Party or its assets the subject of a Collateral Security, including under any Environmental Law;

        (i) (AUTHORISATIONS) any proposal by a Public Authority to revoke or materially amend any Authorisation:

                (i) necessary for the execution, delivery, or performance by any Borrower Party, or the validity or enforceability, of a Relevant Document;

                (ii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security; or

                (iii) material to the conduct by any Borrower Party of its business;

        (j) (CONSTITUENT DOCUMENTS) any change to any Borrower Party's constituent documents;

        (k) (NATIVE TITLE) any native title claim being proposed or made in respect of any Property; or

        (l) (MATERIAL ADVERSE EFFECT) any event or circumstance which has or is likely to have a Material Adverse Effect.

17.2    ACCOUNTS AND OTHER INFORMATION

        The Borrower must give the following to the Agent (with, in the case of the items referred to in paragraphs (a)-(e) and (g), sufficient copies for the Participants):

        (a) (ANNUAL ACCOUNTS) the audited consolidated annual Accounts of it and of each of its Subsidiaries as soon as possible after its annual balance date (and, at the latest, 120 days after that date);

        (b) (QUARTERLY ACCOUNTS) the consolidated and unconsolidated quarterly Accounts of it and of each of its Subsidiaries as soon as possible but at the latest 60 days after the end of each of its first three fiscal quarters and 120 days after the end of its fourth fiscal quarter;

        (c) (MONTHLY ACCOUNTS) the monthly consolidated and unconsolidated management Accounts of it and of each of its Subsidiaries including:

                (i) balance sheet and profit and loss statements incorporating a divisional break-up;

                (ii)    monthly cashflow statements and projections; and

                (iii) a comparison of actual results with previous budget and projections,

                in the form currently prepared by the Borrower;

        (d) (OTHER FINANCIAL INFORMATION) whatever other financial information the Agent reasonably requires, within 75 days after the end of each month during the first 3 months after the date of this document and within 60 days after the end of each month thereafter;

        (e) (FINANCIAL PROJECTIONS) before 1 November in each year beginning 1 November, 2001, detailed projections setting out Penford Corporation's projected consolidated income and cashflow for the current fiscal year and for each fiscal year until 31 August 2005 and a projected consolidated balance sheet as of the end of each such fiscal year for Penford Corporation together with a certificate from Penford Corporation's principal financial officer setting forth the assumptions on which such projections are based;

        (f) (CERTIFICATE OF COMPLIANCE) each certificate (where applicable) detailed in the US Credit Agreement;

        (g) (REPORTS, CIRCULARS) promptly, copies of all material documents which each of the Borrower and its Subsidiaries issues to its members, any stock exchange or its creditors generally as soon as they are issued;

        (h) (AUTHORISED OFFICERS) promptly, notice of any change to its Authorised Officers (which notice must be signed by the secretary or a director of the Borrower and must contain a specimen signature of each new Authorised Officer) and, if requested by the Agent, evidence of the Authorised Officers' authority;

        (h) (PROFORMA CONSOLIDATED BALANCE SHEET) on or before 31 December 2000, a proforma consolidated and consolidating balance sheet of the Group following the Purchase, reflecting purchase price accounting adjustments as of the date of the Purchase;

        (i) (INSURANCE) on request, current certificates and other documents in respect of each of its and its Subsidiaries' insurance policies; and

        (j) (OTHER INFORMATION) whatever other information the Agent reasonably requests about its or any of its Subsidiaries' state of affairs or the Secured Property.

17.3    PREPARATION AND FORM OF ACCOUNTS

        All Accounts, except Accounts referred to in clause 17.2(c), given to the Agent must:

        (a) be prepared and, if applicable, audited by a reputable and suitably qualified accountant (who must be acceptable to the Agent) in accordance with Accounting Standards and all applicable laws;

        (b) be certified by 2 directors of each entity to which they relate as an accurate and complete statement of the financial position of the entity (except that, if the Accounts relate to more than one entity and the entities have a common parent or one entity is the parent of the other, it will suffice if the Accounts are certified by 2 directors of the parent); and

        (c) at the time of delivery, give a true and fair view of the state of affairs of the entity or entities to which they relate or give an explanation of any divergence between the Accounts and a true and fair view, as at the date on which, and for the period in respect of which, the Accounts are prepared.

17.4    GIVING ACCESS TO RECORDS AND LAND

        The Borrower must in respect of each Borrower Party:

        (a) ensure that its business, financial records and property are available for inspection upon reasonable notice at reasonable times by the Agent and persons acting on the Agent's behalf; and

        (b) allow the Agent and persons acting on the Agent's behalf to inspect and to take copies of or extracts from its business and financial records and give reasonable assistance to them.

17.5    INVESTIGATING ACCOUNTANTS

        The Agent may at any time after the occurrence of an Event of Default or Potential Event of Default appoint accountants ('INVESTIGATING ACCOUNTANTS') to investigate the affairs and financial position of the Borrower provided the Investigating Accountants agree with the Borrower to be bound by the same confidentiality requirements that apply under clause 30. The Borrower:

        (a) unconditionally authorises the Investigating Accountants to take the action which is reasonably necessary or desirable for the investigation. This does not include the power to manage the Borrower's business;

        (b) agrees to give the Investigating Accountants all reasonable assistance for that purpose; and

        (c) unconditionally authorises the Investigating Accountants to disclose to the Agent and its advisers all information and documentation in connection with the investigation,

        and must ensure that each of its Subsidiaries does the same. The Borrower must pay the costs and expenses of the investigations immediately on demand by the Agent.

18.     GENERAL AND FINANCIAL OBLIGATIONS

18.1    POSITIVE OBLIGATIONS

        The Borrower must, and must ensure that each Borrower Party (unless the Agent, on the instructions of the Required Lenders, otherwise consents):

        (a) (CARRY ON BUSINESS) carry on its business in the ordinary course;

        (b) (AUTHORISATIONS) obtain, renew and maintain (and provide to the Agent as soon as practicable after reasonable request copies of) all Authorisations that are necessary or advisable for the proper and efficient conduct of its business where a failure to do so would have a Material Adverse Effect and for:

                (i) the execution, delivery and performance by it, and the validity and enforceability, of each Relevant Document; and

                (ii) the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security,

                to which it is a party;

        (c) (MAINTAIN BOOKS) maintain proper and adequate books and records in accordance with Accounting Standards and the requirements of all laws;

        (d)     (MAINTAIN STANDING) maintain:

                (i) its registration in the place of its registration as at the date of this document; and

                (ii)    its good standing,

                and ensure that it remains entitled to carry on business and own property in all applicable jurisdictions;

        (e) (MAINTAIN INSURANCE) comply with its obligations to insure and maintain insurance in the Financing Documents;

        (f) (MAINTAIN INTELLECTUAL PROPERTY) maintain, preserve and protect all Intellectual Property material to its business in accordance with prudent business practice;

        (g) (MAINTAIN PHYSICAL ASSETS) maintain its physical assets useful or necessary to its business subject to a Collateral Security in a good state of repair, fair wear and tear excepted, and replace such assets whenever necessary for the proper and efficient conduct of its business;

        (h)     (SECURED PROPERTY):

                (i) remedy any defect in its or the Agent's title to the Secured Property; and

                (ii)    protect and defend the Secured Property;

        (i) (AVOID ENVIRONMENTAL LIABILITY) take whatever action the Agent (acting on the instructions of the Required Lenders) reasonably requires to avoid any Environmental Liability;

        (j) (ACQUISITION OF SUBSIDIARY) if it creates or acquires a Subsidiary after the date of this document (with or without the Agent's consent):

                (i) immediately cause the Subsidiary to execute (and do all things necessary to give effect to) any Collateral Security required by the Agent, including a Guarantee and a Collateral Security over all of its assets; and

                (ii) provide, in relation to the Subsidiary, any information or document, including, but not limited to the items referred to in Schedule 2, which the Agent reasonably requests, to the Agent in form and substance acceptable to the Agent;

        (k) (PAY TAXES) pay when due all Taxes (other than Contested Taxes unless the failure to pay would have or be likely to have a Material Adverse Effect) assessed, levied or imposed on it or its assets;

        (l) (EVENTS OF DEFAULT) as soon as practicable after request by the Agent, provide the Agent with a certificate signed by 2 of its directors certifying that to the best of their knowledge and belief no Event of Default or Potential Event of Default has occurred and is subsisting;

        (m)     (MATERIAL DOCUMENTS):

                (i)     comply with the material terms of; and

                (ii) take all reasonable action, and all action reasonably required by the Agent, to enforce,

                each Material Document to which it is a party;

        (n) (COMPLY WITH LAWS) comply with all material laws and Authorisations and with the mandatory requirements of any Public Authority in respect of the Secured Property;

        (o)     (RECTIFY PHYSICAL DEFECTS) immediately:

                (i) rectify each material defect in the repair or condition of the Secured Property reasonably required by the Agent (acting on the instructions of the Required Lenders); and

                (ii) take any action reasonably required by the Agent (acting on the instructions of the Required Lenders) to implement or take account of the recommendations or results of any environmental audit or site assessment carried out in relation to the Secured Property;

        (p) (ENVIRONMENTAL SITE ASSESSMENT) if the Agent (acting on the instructions of the Required Lenders) reasonably requests it, promptly give the Agent an environmental site assessment or environmental audit report on the matters the Agent specifies. The report must be prepared by an environmental consultant reasonably acceptable to the Agent and the Borrower must pay for the report; and

        (q) (ASSIST WITH SYNDICATION) assist with the syndication of the Bill Facility and, if requested by the Agent to do so, provide or assist in the preparation of an information memorandum for provision to prospective participants.

18.2    NEGATIVE OBLIGATIONS

        The Borrower must not and must ensure that each of its Subsidiaries does not, without first obtaining the consent of the Agent (acting on the instructions of the Required Lenders):

        (a) (NATURE OF BUSINESS) do anything to materially change the nature of its business;

        (b)     (SECURITY INTEREST)

                (i) create or permit to exist a Security Interest, other than a Permitted Security Interest, over any of its assets or attempt or agree to do so; or

                (ii) if the creation of a Security Interest cannot by law be restricted, create such a Security Interest over any of the Secured Property without using its best endeavours to provide that the holder of the Security Interest first enters into a deed of priority in form and substance reasonably acceptable to the Agent (acting on the instructions of the Required Lenders);

        (c) (ACQUISITION SUBJECT TO SECURITY INTEREST) acquire an asset which is subject to a Security Interest or which becomes the subject of a Security Interest (other than a Collateral Security) on its acquisition;

        (d) (LEASES) grant a Lease over any of its assets other than at arms' length and for market consideration except to a Borrower Party;

        (e) (DISPOSALS OF ASSETS) dispose of an asset or attempt or agree to do so except:

                (i) in the ordinary course of its ordinary business and on arms' length terms;

                (ii) where the asset is no longer required for its business and the disposal is on arms' length terms;

                (iii)   to a Borrower Party which has given the Collateral
                        Security;

                (iv) where the value of the asset is less than $1,000,000 or its equivalent and the aggregate value of all assets so disposed of by the Borrower Party in any 12 month period in reliance on this exception is less than $2,000,000 or its equivalent; or

                (v)     under a Permitted Security Interest;

        (f) (NO FURTHER SHARES) issue any further shares other than in the case of a Borrower Party which has given Collateral Security;

        (g)     (NO MERGER) merge or consolidate with another entity;

        (h) (ARM'S LENGTH TRANSACTIONS) subject to any Financing Document, enter into any transaction other than on arm's length terms with any person other than a Borrower Party or Penford Corporation or Penford Products Co.;

        (i) (TITLE RETENTION) acquire assets which would otherwise become Secured Property on title retention terms except in the ordinary course of its day-to-day trading;

        (j) (FINANCIAL ACCOMMODATION) lend or provide financial accommodation to any person, except that:

                (i)     it may:

                        (A) subject to paragraph (n) (deposit), deposit money
                            with a bank, unless the bank is not a Financier and the Borrower Party owes Financial Indebtedness to the bank; or

                        (B) allow its customers to acquire goods or services on
                            extended terms,

                        in the ordinary course of its day-to-day trading; and

                (ii) it may lend or provide financial accommodation to a Borrower Party which has given Collateral Security;

        (k) (GUARANTEES) give any Guarantee other than under the Financing Documents;

        (l) (DEPOSIT) deposit money with a person if the money is not repayable until satisfaction of an obligation owed to the person;

        (m)     (PARTNERSHIP) enter into any partnership or joint venture;

        (n) (SUBSIDIARY) after the date of this document, create or acquire any Subsidiary unless it complies with clause 18.1(j);

        (o)     (MATERIAL DOCUMENTS):

                (i)     (A) materially vary, amend or change or agree to any
                            material variation, amendment or change in (other than an assignment or transfer by a sub-lessee to another party of the same or better reputation and credit standing);

                        (B) terminate or rescind; or

                        (C) waive any material requirement of,
                        any Material Document; or

                (ii) do or permit, or fail to do, any act which would render any Material Document liable to forfeiture or cancellation or to be otherwise prejudiced;

        (p) (CONSTITUENT DOCUMENTS) change its constituent documents in any way; or

        (q) (FINANCIAL YEAR) change its financial year except to be consistent with Penford Corporation's financial year which ends on 31 August.

19.     EVENTS OF DEFAULT

19.1    EVENTS OF DEFAULT

        An Event of Default occurs if any one or more of the following occurs:

        (a) (NON-PAYMENT) a Borrower fails to pay any of the Secured Money payable by it within 5 days after the due date for payment;

        (b) (INCORRECT FINANCIAL STATEMENTS) a financial statement or certificate provided by a Borrower Party to the Agent or a Participant is untrue, incorrect or misleading in any material way;

        (c) (OTHER OBLIGATION NOT COMPLIED WITH) subject to paragraphs (a) and (b), any Borrower Party fails to comply with any obligation under a Financing Document and, if in the opinion of the Agent the failure is capable of remedy, it continues unremedied for 15 Business Days after the failure;

        (d) (INCORRECT STATEMENT OR REPRESENTATION) a statement, representation or warranty made by or on behalf of any Borrower Party in a Financing Document, or in a document provided in connection with a Financing Document, is untrue, incorrect or misleading in a material respect when made or repeated;

        (e) (CROSS DEFAULT - FINANCIAL INDEBTEDNESS) Financial Indebtedness of any Borrower Party:

                (i) becomes due and payable, or capable of being declared due and payable, before its due date; or

                (ii) is not paid when due or within any applicable grace period;

        (f) (CROSS DEFAULT - FINANCING DOCUMENT) an event of default (however described) occurs under any Financing Document;

        (g) (CROSS DEFAULT - MATERIAL DOCUMENT) if a Borrower Party which is a party to a Material Document fails to comply with any material obligation under it or an event of default by it (however described) after the expiry of any applicable grace period occurs under it which would have a Material Adverse Effect;

        (h) (CROSS DEFAULT - US CREDIT AGREEMENT) an 'Event of Default' (as defined in the US Credit Agreement);

        (i) (CROSS DEFAULT - PENFORD DEBENTURE TRUST DEED) an 'Event of Default' (as defined in the Penford Debenture Trust Deed);

        (j) (JUDGMENT) judgment is obtained against a Borrower Party for an amount which together with other outstanding judgments against the Borrower Party exceed $1,000,000 or its equivalent and which in each case have not been stayed within 10 Business Days of the date of the judgment;

        (k) (SECURITY INTEREST) any Security Interest over an asset of a Borrower Party is enforced or becomes enforceable;

        (l)     (INSOLVENCY) a Borrower Party:

                (i) is insolvent within the meaning of section 95A of the Corporations Law;

                (ii) is taken to have failed to have complied with a statutory demand under section 459F of the Corporations Law; or

                (iii)   must be presumed by a court to be insolvent under
                        section 459C of the Corporations Law;

        (m) (GROUNDS FOR WINDING UP) a circumstance specified in section 461 of the Corporations Law occurs with respect to any Borrower Party;

        (n)     (WINDING UP)

                (i)     an order is made for the Winding Up of any Borrower
                        Party;

                (ii) proceedings are commenced or an application is made for the Winding Up of any Borrower Party and not withdrawn or dismissed within 10 Business Days; or

                (iii) an effective resolution is passed or a meeting is summoned or convened to consider a resolution for the Winding Up of any Borrower Party,

                except with the consent of the Agent (acting on the instructions of the Required Lenders);

        (o) (EXTERNAL ADMINISTRATOR) an External Administrator is appointed to any Borrower Party or any of its assets or any step is taken to do so or any Borrower Party or Related Entity requests such appointment;

        (p) (ENFORCEMENT PROCEEDINGS) execution or distress takes place or is attempted or an order to execute a judgment (however described) is made against any Borrower Party or any of its assets;

        (q) (CREDITORS) any Borrower Party stops or suspends payment to creditors generally or enters into an arrangement, assignment or composition with or for the benefit of its creditors generally or any class of them or proposes to do so;

        (r) (DEREGISTRATION) a step is taken under section 601AA, 601AB or 601AC of the Corporations Law to cancel the registration of any Borrower Party;

        (s) (ANALOGOUS EVENT) anything analogous or having a similar effect to an event listed in paragraphs (m) - (r) above occurs;

        (t) (INVESTIGATION) a person is appointed under any legislation to investigate any part of the affairs of any Borrower Party and that investigation in the opinion of the Agent (acting on the instructions of the Required Lenders) would have or be likely to have a Material Adverse Effect;

        (u) (BUSINESS STOPPED OR CHANGED) a Borrower Party stops or threatens to stop carrying on its business or a material part of it or substantially changes the nature of its business without the consent of the Agent (acting on the instructions of the Required Lenders);

        (v)     (CAPITAL REDUCTION AND FINANCIAL ASSISTANCE) a Borrower Party:

                (i) takes action to reduce its share capital (other than by redeeming redeemable preference shares) or to buy back its shares; or

                (ii) passes a resolution of the type referred to in section 254N(1) or 260B of the Corporations Law, or a meeting to consider such a resolution is summoned or convened,

                without the consent of the Agent (acting on the instructions of the Required Lenders);

        (w)     (AUTHORISATION) any Authorisation which is:

                (i) necessary for the execution, delivery or performance by a Borrower Party, or the validity or enforceability, of a Relevant Document;

                (ii) material to the conduct by a Borrower Party of its business; or

                (iii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security,

                is not obtained or maintained on terms acceptable to the Agent (acting on the instructions of the Required Lenders) or is revoked without being replaced within 10 Business Days;

        (x)     (UNENFORCEABILITY):

                (i) all or any material part of any Relevant Document is terminated, void, avoided, illegal, invalid, unenforceable or limited in its effect; or

                (ii) any party has the right to terminate, rescind or avoid all or part of any Relevant Document, or any party other than a Financier or the Agent so alleges;

        (y) (CHANGE OF CONTROL) there is any change in shareholding or change in control of the Borrower;

        (z) (CHANGE IN CONSTITUENT DOCUMENTS) any Borrower Party changes its constituent documents in a material respect without the consent of the Agent (acting on the instructions of the Required Lenders);

        (aa)    (ACTION BY PUBLIC AUTHORITIES OR BREACHES OF LAW OR OF
                AUTHORISATION)

                (i)     any Public Authority takes any action;

                (ii) there is any claim or requirement of substantial expenditure or alteration of activity under, or breach of, any law; or

                (iii)   there is any breach of any Authorisation,

                which the Agent declares (acting on the instructions of the Required Lenders) would have or be likely to have a Material Adverse Effect or any circumstance arises which may give rise to any such action, claim, requirement or breach; or

        (bb)    (APPROPRIATION)

                (i) all or a material part of the assets of a Borrower Party are compulsorily acquired by a Public Authority or a Public Authority orders the sale or divestiture of those assets; or

                (ii) a Public Authority gives notice to a Borrower Party to do so; or

        (cc) (MATERIAL ADVERSE EFFECT) an event or series of events (whether related or not) occurs which the Agent declares (acting on the instructions of the Required Lenders) would have or be likely to have a Material Adverse Effect; or

        (dd) (LETTER OF CREDIT) if a replacement Letter of Credit is not issued prior to 5 Business Days before the expiry of the then current Letter of Credit.

19.2    EFFECT OF EVENT OF DEFAULT

        (a) If an Event of Default occurs, the Agent (on the instructions of the Required Lenders) may by notice to the Borrower:

                (i) declare that the Secured Money is immediately due and payable;

                (ii) cancel the whole or any part of the Total Commitment with immediate effect; or

                (iii)   do both.

                The Agent may do any of the above even though Bills accepted and discounted under this document remain outstanding on that date.

        (b) On receipt of a notice under paragraph (a)(i), the Borrower must immediately pay the Secured Money (including the Outstanding Bill Amount) to the Agent.

20.     INCREASED COSTS

20.1    INCREASED COSTS

        If a Participant determines in good faith that, as a result of the introduction or commencement of, or an amendment to, or a change in or in the interpretation or administration by any Public Authority of:

        (a) any law (including in relation to Tax), order, treaty or official policy, directive or request; or

        (b) any prudential or other requirement or guideline of any central bank or other Public Authority,

        (each an 'INCREASED COSTS EVENT') there is any direct or indirect:

        (c) increase in the cost to the Participant of providing, funding or maintaining financial accommodation or otherwise performing its obligations under any Financing Document; and/or

        (d) reduction in the effective return to the Participant in connection with the Financing Documents,

        then the Participant must promptly notify the Agent, who must in turn notify the Borrower ('INCREASED COSTS NOTICE'), and the Borrower must within 15 days pay to the Agent (on account of the Participant) on demand from time to time any additional amounts which the Participant certifies are necessary to compensate the Participant for the increased cost or reduction in return. The notification by the Participant must state in reasonable detail the reasons for the Increased Costs Event and the additional amount required to compensate the Participant.

        This clause applies to an Increased Costs Event even if it does not have the force of law provided that compliance with its subject matter is customary practice for responsible bankers or financial institutions in the applicable country.

20.2    METHOD OF CALCULATION

        In determining amounts payable under this clause, a Participant may use averaging and attribution methods commonly used by the Participant or any other reasonable averaging or attribution method.

21.     ILLEGALITY

        If any introduction of or change in a law, regulation or an official directive or request which has the force of law or compliance with which is in accordance with the practice of responsible bankers or a change in its interpretation or administration after the date of this document makes it unlawful or impossible for a Participant to procure, fund, provide or maintain funding or otherwise observe its obligations under the Financing Documents:

        (a) the Participant must use reasonable endeavours to provide its funding by some alternative means (including transferring its rights and obligations to another financial institution acceptable to the Borrower); and

        (b) if the Participant advises the Agent that no alternative means are available, the Agent must use reasonable endeavours to arrange a transfer of the relevant Participant's rights and obligations in accordance with the requirements of the Intercreditor Agreement (either to another Participant or another transferee); and

        (c) if a transfer cannot be arranged within 20 Business Days, the relevant Participant may, by notice to the Borrower require that the Borrower prepay (on the last day before the illegality or impossibility arises or the Business Day following 10 Business Days after delivery of the notice, whichever is the later), the Participant's participation in the Outstanding Bill Amount.

22.     FEES

22.1    COMMITMENT FEE

        The Borrowers must pay to the Agent a commitment fee determined in accordance with Schedule 7 on the average daily balance of the unused portion of each Participant's Commitment and of the Overdraft Facility. The fee is payable quarterly in arrears on the last days of February, May, August and November and on the Termination Date.

22.2    ROLLOVER FEE

        The Borrower must pay to the Agent on account of the Participants a rollover fee of $20 for each Drawing which is rolled over pursuant to a Rollover Notice.

22.3    FEES NON-REFUNDABLE

        All fees payable under this document are non-refundable.

23.     COSTS AND EXPENSES

        Subject to agreement between the parties, the Borrower must immediately pay on demand all costs and expenses of each Financier, the Agent, a Receiver and an Attorney relating to or in connection with:

        (a) the negotiation, preparation, execution, delivery, registration and completion of, payment of Taxes on, and drawdown of amounts under, any Financing Document;

        (b)     any variation or discharge of any Financing Document;

        (c) the exercise, enforcement, protection or waiver, or attempted exercise, enforcement or protection, of any Power;

        (d) obtaining or receiving payment of any of the Secured Money and its distribution;

        (e)     an Event of Default or Potential Event of Default;

        (f) the giving by it of a consent or approval in connection with the Financing Documents;

        (g) any enquiry by any Public Authority concerning a Borrower Party, the use of the Facilities or the involvement of the Financier in the Financing Documents;

        (h)     maintaining, preserving or protecting the Secured Property;

        (i) surveying, valuing, inspecting or reporting on the Secured Property; and

        (j) obtaining advice from a professional person or consultant about any matter of concern to the Financier, the Agent, a Receiver or an Attorney in connection with a Financing Document; and

        including any legal costs and expenses (on a full indemnity basis), any professional consultant's fees and the costs (calculated on a time employed basis) of in-house legal counsel.

        All costs and expenses under paragraphs (a), (b), (d), (f), (g), (h),
        (i) and (j) will be reasonable unless paragraphs (c) or (e) also apply. Nothing in this clause shall make the Issuer liable to pay any costs or expenses to the extent that such costs and expenses are recoverable by the claimant or its representative as an input credit under GST Law.

24.     TAXES

24.1    BORROWER TO PAY TAXES

        The Borrower must pay, or immediately on demand reimburse each Financier, for, all Taxes which may be payable or determined to be payable by that Financier and which are paid in connection with any Financing Document or a payment, receipt, supply of goods or services or other transaction contemplated by or carried out under or pursuant to any Financing Document, including Taxes passed onto that Financier by another financial institution or supplier of goods and services.

24.2    FINES AND PENALTIES

        The Borrower must pay all fines and penalties for late payment or non-payment of the Taxes referred to in clause 24.1 (Borrower to pay Taxes) except where the Borrower places the Agent in cleared funds to make the payment not less than 5 Business Days prior to the due date and the relevant Financier fails to make the payment.

25.     GENERAL INDEMNITY

        The Borrower must immediately indemnify each Financier on demand against any Loss by the Financier (and, in the case of paragraph (g) below, any of its officers) in respect of any of the following:

        (a) a Drawing required by a Drawdown Notice or a Rollover Notice not being made for any reason including any failure by the Borrower to fulfil any condition precedent contained in this document, but excluding any default by the Financier;

        (b) the occurrence of any Potential Event of Default or Event of Default;

        (c) the exercise or attempted exercise by the Financier of any Power;

        (d)     any prepayment of all or part of a Drawing;

        (e) any payment required under a Financing Document not being made on its due date;

        (f)     any Environmental Liability;

        (g) the Financier acting in good faith on any notice or communication from, or genuinely believed to be from, a Borrower Party; and

        (h) reliance by the Financier on information supplied by or on behalf of a Borrower Party which proves to be a misrepresentation or to be misleading or deceptive,

        including:

        (i) all reasonable legal costs and expenses in connection with the above on a full indemnity basis; and

        (j) any Loss (including loss of profit) by the Financier in terminating, reversing or varying any agreement (including a Derivative Transaction), in repaying amounts obtained by the Financier to fund a Facility or in re-deploying or re-investing any funds held or contracted for, other than any Loss arising from the gross negligence or fraud of the Agent or a Participant.

26.     DEFAULT INTEREST

26.1    DEFAULT INTEREST

        (a) The Borrower must immediately on demand pay to the Agent interest on any of the Secured Money which is due and payable by them and not paid. The interest is to be paid to the Agent on account of the party to which the money is owed.

        (b)     Interest payable under paragraph (a) is calculated:

                (i) up to the date of actual payment from and including the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or Loss, if earlier ('CALCULATION DATE'); and

                (ii) at the rate ('DEFAULT RATE') determined by the Agent as at the Calculation Date and then at monthly intervals, as the higher of:

                        (A) if the Borrower Party's liability is the subject of a judgment or order, the rate payable under that judgment or order; and

                        (B) the sum of the Applicable Margin, the Bank Bill Rate for Bills having a term of 1 month, and 2% per annum.

26.2    INTEREST FOLLOWING JUDGMENT

        If a Borrower's liability under a Financing Document is the subject of a judgment or order, the obligation to pay interest under this clause is an obligation separate from the judgment or order and will subsist despite the making of the judgment or order.

26.3    CAPITALISATION

        Interest payable under this clause that has not been paid may be capitalised by the Agent at intervals of not less than 1 month as determined by the Agent from time to time. Capitalised interest will itself bear interest at the Default Rate from the date of capitalisation up to and including the date of actual payment.

27.     AGENT

        (a) The Intercreditor Agreement sets forth certain provisions with respect to the appointment and duties of the Agent and the Agent's relationship with the Participants.

        (b) The Participants may, with the agreement of the Required Lenders, by notice in writing given by each Participant remove the Agent and appoint another person as Agent. Such appointment shall be effective from the time the outgoing Agent receives such notice.

28.     ASSIGNMENT AND SUBSTITUTION

28.1    BY BORROWER

        The Borrower may not assign or otherwise deal with their rights under this document without the consent of the Agent (acting on the instructions of the Required Lenders).

28.2    BY PARTICIPANTS

        A Participant may assign or otherwise deal with its rights and benefits under the Financing Documents:

        (a)     only pursuant to the terms of the Intercreditor Agreement; and

        (b)     if it notifies the Borrower and the Agent;

        (c)     if all necessary prior Authorisations are obtained; and

        (d)     if in the case of a transfer of obligations:

                (i) the transfer is effected by a substitution in accordance with this document; and

                (ii) if the substitution relates to part only of a Participant's participation in the Bill Facility, it must (whether alone or combined with other substitutions effected under this clause at or about the same time) result in both the substituting Participant and the incoming Participant having a Commitment which is not less than $5,000,000 and an integral multiple of $1,000,000; and

                (iii) the Borrower has consented to the substitution (which consent will not be unreasonably withheld and will be taken to have been given if no response is received within 15 Business Days of request for the consent).

28.3    SUBSTITUTION

        (a) A Participant may only substitute another financial institution for its participation in the Bill Facility in accordance with the provisions of the Intercreditor Agreement.

        (b) If a Participant wishes to substitute another financial institution for all or part of its participation in the Bill Facility, it and the proposed substitute must execute and deliver to the Agent 5 counterparts of a Substitution Certificate.

        (c) Subject to paragraph (d), on receipt of the Substitution Certificate, the Agent must (if it is satisfied that the substitution complies with this clause 28) promptly:

                (i)     notify the Borrower and the other Participants;

                (ii) countersign in the place of delivery of the certificate the counterparts on behalf of all other parties to this document;

                (iii) enter the substitution in a register kept by it (which will be conclusive evidence of the fact of the substitution); and

                (iv) retain one counterpart and deliver the others to the substituting Participant, the incoming Participant and the Borrower.

        (d) Each party to this document for valuable consideration irrevocably authorises each of the Agent and its Authorised Officers separately to execute each Substitution Certificate on its behalf.

        (e) Unless the Agent otherwise agrees, no substitution may be made while a Drawdown Notice or Rollover Notice is current.

28.4    TRANSFEROR RELEASED FROM OBLIGATIONS

        The Participant will be released from any obligations transferred by it under clause 28.2 (By Participants) on the transfer taking effect.

28.5    SUB-PARTICIPATION, SECURITISATION AND CREDIT DERIVATIVE PERMITTED

        Nothing in this clause 28 prevents:

        (a) a Participant granting by way of sub-participation (being the entry by the Participant into contractual relations with a person in relation to the Financing Documents without conferring any rights under the Financing Documents) of all or part of the Participant's rights under the Financing Documents; or

        (b) a Participant transferring all or part of its rights under a Financing Document (by way of an equitable assignment) to a securitisation vehicle established by the Participant provided the Participant remains as the financier on record and the Borrower is notified of the securitisation; or

        (c) a Participant entering into a credit derivative in relation to its participation in the Bill Facility.

28.6    DISCLOSURE OF INFORMATION

        Subject to clause 30 (Confidentiality), a Participant and the Agent may disclose to the Participant's potential assignee or transferee, or to any person proposing to enter into contractual arrangements (including sub-participations) with that Participant in relation to the Financing Documents, any information about the Borrower as the Participant or the Agent wishes.

28.7    CHANGE OF FUNDING OFFICE

        A Participant may at any time change its Funding Office by notifying the Agent and the Borrower of the address and facsimile number of its new Funding Office.

28.8    ASSIGNMENT OF OVERDRAFT FACILITY

        ANZ may only assign or otherwise deal with its rights and benefits under the Overdraft Facility in accordance with the provisions of the Intercreditor Agreement.

29.     NOTICES

29.1    HOW GIVEN

        A notice, request, demand, approval, consent or other communication ('NOTICE') given by a party in connection with a Financing Document:

        (a)     must be given by an Authorised Officer of the party;

        (b)     must be in writing and in English; and

        (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee at:

                (i)     in the case of the Borrower:

                        Address: 170 Epping Road, Lane Cove, NSW 2066
                        Attention: Frank Ianns / Keith Fujinaga
                        Facsimile: (02) 9418 7830;

                (ii)    in the case of the Agent:

                        Address: Level 13, 20 Martin Place, Sydney, NSW 2000
                        Attention: Ms Michelle Burke
                        Facsimile: (02) 9227 1334;

                (iii) in the case of the Required Lenders, to the addresses or facsimile numbers specified in Schedule 1 of the US Credit Agreement; and

                (iv) in the case of a Participant, to its Funding Office address or facsimile number as specified in column 2 of
                        Schedule 1 or in a Substitution Certificate,

                or if the addressee notifies another address or facsimile number, then to that address or facsimile number.

29.2    EFFECT

        Unless a later time is specified in it, a Notice takes effect from the time it is received.

29.3    DEEMED RECEIPT

        A Notice is taken to be received:

        (a) in the case of a posted Notice, on the third Business Day after posting for domestic mail and seventh Business Day after posting for international mail; and

        (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, but if the delivery or receipt is on a day which is not a business day in the place of delivery or receipt or is after 4.00pm (addressee's time), it is taken to be received at the commencement of business on the next day which is a business day in that place.

29.4    NOTICE PROVISIONS IN OTHER FINANCING DOCUMENTS

        This clause does not limit any provision for the giving of Notices contained in any other Financing Document.

30.     CONFIDENTIALITY

        Confidential information provided to a Financier by the Borrower or to the Borrower by a Financier may not be disclosed to any person except:

        (a)     with the prior consent of the party providing the information;

        (b) if required by law or any Public Authority or pursuant to any administrative guideline or policy (even if it does not have the force of law) which the person disclosing the information customarily complies with;

        (c) in connection with any action contemplated or legal proceedings taken relating to any Financing Document;

        (d)     if the information is generally and publicly available;

        (e) to the auditors, legal advisers or other consultants in confidence of a Financier or the Borrower;

        (f) to a potential substitute Participant or sub-participant or to any other person who is considering entering into contractual relations with a Financier or Receiver in connection with the Financing Documents subject to that person undertaking in writing to observe this clause and the Agent giving prior notice to the Borrower; or

        (g)     if permitted under a Financing Document.


31.     PRESERVING THE FINANCIERS' POWERS

31.1    PRESERVATION

        (a) The fact that a Financier exercises, does not exercise, or delays the exercise of, any Power does not affect, or constitute a representation in relation to, the Power or any other Power.

        (b) Without limiting paragraph (a), the fact that a Financier exercises a Power does not prevent the Financier from exercising that Power again.

        (c) Unless expressly provided in a Financing Document, no Power nor any Financing Document merges in, adversely affects or is adversely affected by any other Power or Financing Document or any Security Interest, judgment or remedy which a Financier (or anyone claiming through it) may have or obtain.

31.2    NO OBLIGATION TO EXERCISE RIGHTS OR GIVE CONSENT

        Each Financier may:

        (a)     exercise or not exercise any Power;

        (b)     give or not give its consent; and

        (c)     make or not make a decision,
        under a Financing Document in its absolute discretion unless the Financing Document expressly provides otherwise. A consent given by a Financier subject to conditions does not take effect until the conditions are complied with to the satisfaction of the Financier.

31.3    POWERS

        (a) The Powers provided by the Financing Documents are cumulative and not exclusive of any other rights, powers, discretions or remedies provided by law.

        (b) Where a Power under the Financing Documents is inconsistent with a Power at law, the Financing Documents prevail to the extent permitted by law. A Power at law is not inconsistent with the Financing Documents merely because it is more extensive than a similar Power in the Financing Documents or because there is no similar Power in the Financing Documents.

31.4    CHOICE OF SECURITIES AND GUARANTEES

        No Financier need resort to any Security Interest, Guarantee or any other Power before resorting to any other of them.

31.5    INDEMNITIES GENERALLY

        (a)     Each indemnity in the Financing Documents:

                (i)     is absolute and unconditional;

                (ii) is a continuing obligation despite any settlement of account or the occurrence of any other thing;

                (iii) must be discharged without set-off, deduction, abatement, counterclaim, suspension or deferment;

                (iv) constitutes a separate and independent obligation of the party giving the indemnity from its other obligations under the Financing Documents; and

                (v)     survives termination of any Financing Document.

        (b) It is not necessary for a Financier to incur an expense or make a payment before enforcing a right of indemnity conferred by a Financing Document.

31.6    CONSENT AND WAIVERS

        A consent or waiver by any Financier in relation to the Financing Documents is effective only if in writing.

31.7    AVOIDANCE OF TRANSACTION

        If any payment or other transaction relating to the Secured Money is void, voidable, unenforceable or defective or is claimed to be so (each an 'AVOIDANCE OF PAYMENT') and that claim is upheld or settled then:

        (a) the liability of the Borrower under each Financing Document and each Power will be what it would have been but for the Avoidance of Payment; and

        (b) the Borrower must immediately execute all documents and do all other things necessary or required by the Agent to restore each Financier to the position it was in immediately before the Avoidance of Payment (including reinstating any Financing Document), even if a Financier knew or ought to have known that the payment or transaction was void, voidable, unenforceable or defective.

31.8    MORATORIUM LEGISLATION

        A moratorium does not apply to a Financing Document or the recovery of the Secured Money unless:

        (a)     the Agent agrees in writing that it does; or

        (b)     it cannot be excluded by law.


32.     OTHER PROVISIONS

32.1    NOTIFICATION FROM BORROWER

        If the Borrower is required under a Financing Document to notify a Financier about anything, it must do so in writing.

32.2    FINANCIERS MAY SET OFF

        Without any demand or prior notice, a Financier may, if an Event of Default is subsisting, set off and apply indebtedness it owes to the Borrower (whatever the currency) against any money owing to it by the Borrower under any Financing Document:

        (a) whether the amount owed by the Financier or the Borrower is owed either alone or with any other person; and

        (b) whether or not the amount owed by the Financier or the Borrower is immediately payable.

        The Borrower irrevocably authorises each Financier to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

        If a Financier exercises any right of set-off, it will thereafter give notice of such exercise to the Borrower.

        If a Financier exercises a right of set off, such Financier ('PURCHASING FINANCIER) shall immediately purchase from the other Financiers sufficient participations in the Outstanding Bill Amount to cause the Purchasing Financier's interest in the Outstanding Bill Amount to be the same as it was before such set off was exercised provided, however, that if any portion of such set off amount is later recovered from the

        Purchasing Financier, the purchase of the participation shall be rescinded and each other Financier shall repay to the Purchasing
        Financier:

        (a)     the purchase price to the extent of such recovery; and

        (b) an amount equal to such other Financier's rateable share (according to the proportion of (A) the amount of such other Financier's required repayment to (B) the total amount so recovered from the Purchasing Financier) of any interest or other amount paid or payable by the Purchasing Financier in respect of the total amount so recovered.

        The Borrower agrees that any Purchasing Financier may, to the fullest extent permitted by law, exercise all its rights of set off against the Borrower.

32.3    BORROWER MAY NOT SET OFF

        The Borrower may not (either directly or indirectly) claim, exercise or attempt to exercise a right of set-off or counterclaim against a Financier (whether the right is the Borrower's or any other person's) or any other right which might have the effect of reducing the Secured Money.

32.4    NOTICES OR DEMANDS AS EVIDENCE

        A notice or certificate from or demand by the Agent stating:

        (a) that a specified sum of money is owing or payable under a Financing Document;

        (b)     that an Event of Default has occurred; or

        (c) any other fact or determination relevant to the rights or obligations of a Financier or a Borrower Party under a Financing Document,

        is taken to be correct unless the contrary is proved.

32.5    SEVERABILITY

        (a) A construction of a Financing Document that results in all provisions being enforceable is to be preferred to a construction that does not.

        (b) If, despite the application of paragraph (a), a provision of a Financing Document is illegal or unenforceable:

                (i) and it would be legal, enforceable and not have a contrary meaning if words were omitted, then those words are omitted; and

                (ii)    in any other case, the whole provision is severed,

                and the remainder of the Financing Document continues in force. If the provision subsequently becomes legal and enforceable, the provision will be reinstated.

32.6    ENTIRE AGREEMENT

        The Financing Documents contain all the terms on which the Facilities are or will be provided and supersede all prior communications.

32.7    VARIATION OF AGREEMENT

        A variation of a Financing Document must be in writing and signed by or on behalf of each party to it.

32.8    AUTHORISED OFFICERS AND COMMUNICATIONS

        The Borrower irrevocably authorises each Financier to rely on:

        (a) a certificate by any person purporting to be a director or secretary of the Borrower as to the identity and signatures of its Authorised Officers. The Borrower warrants that those persons have been authorised to give notices and communications under or in connection with the Financing Documents; and

        (b) any notice or other document contemplated by any Financing Document which bears the purported signature (whether given by facsimile or otherwise) of an Authorised Officer of the Borrower.

32.9    COMMUNICATIONS AND PAYMENTS THROUGH AGENT

        Unless otherwise expressly provided in a Financing Document, all communications between the Borrower and a Participant concerning, and all payments under, the Financing Documents are to be with or through the Agent.

32.10   CONFLICT

        If the terms of this document conflict with another Financing Document, the terms of this document prevail.

32.11   TERM OF OBLIGATIONS

        Each obligation of the Borrower in the Financing Documents continues from the date of the relevant document until the Secured Money is fully and finally repaid.

32.12   SUSPENSE ACCOUNT

        (a) The Agent may credit money received in or towards satisfaction of the Secured Money (including dividends received in any Insolvency) to a suspense account. The Agent may keep the money in that account for as long as, and at whatever interest rate, the Agent thinks fit. The Agent may apply the money (including interest) to reduce the Secured Money whenever it thinks fit.

        (b) If the Secured Money has been fully and finally paid or discharged and the Agent is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest will be paid to or for the account of the Borrower and no Financier will have any further liability in relation to it.

32.13   GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

        (a)     This document is governed by the laws of New South Wales.

        (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales. Each party waives any right it has to object to an action being brought in those courts, including by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

        (c) Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that party at its address for service of notices under this document.

32.14   APPOINTMENT OF ATTORNEY

        The Borrower for valuable consideration irrevocably appoints the Agent and each Authorised Officer of the Agent separately as its attorney to do any one or more of the following on the Borrower's behalf and in the name of the Borrower or the attorney on the occurrence of an Event of
        Default:

        (a) anything which the Borrower must do under a Financing Document or under law in connection with a Financing Document;

        (b) anything which, in the opinion of the attorney, gives effect to a Power or its exercise;

        (c) anything which the attorney considers necessary or expedient for giving effect to or perfecting any Financing Document; and

        (d)     prove in the Insolvency of any Borrower Party,

        including executing any documents, and the Borrower agrees to ratify anything done by an attorney under this appointment.

32.15   ATTORNEYS APPOINTED UNDER THIS DOCUMENT - GENERAL PROVISIONS

        (a) An Attorney may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

        (b) Each appointment of attorney under this document by a Borrower is made to secure the performance by the Borrower of the Borrower's obligations under each Financing Document to which it is party.

32.16   ATTORNEYS

        Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

32.17   COUNTERPARTS

        This document may be executed in any number of counterparts.

                           SCHEDULE 1 - PARTICIPANTS

NAME OF PARTICIPANT                  FUNDING OFFICE                     COMMITMENT
-------------------                  --------------                     ----------
Australia and New Zealand Banking    Level 13, 20 Martin Place,         $19,193,857 as
Group Limited                        Sydney, NSW 2000                   adjusted from time to
                                                                        time pursuant to the
                                     Facsimile: (02) 9227 1334          Intercreditor
                                     Attention: Ms Michelle Burke       Agreement

               SCHEDULE 2 - CONDITIONS PRECEDENT TO FIRST DRAWING

                               (CLAUSE 6.1(a)(i))

The following is the list of items referred to in clause 6.1:

(a) (VERIFICATION CERTIFICATES) a verification certificate from each Borrower Party in the form of Schedule 6 and attaching the documents referred to in the certificate, duly completed and dated not earlier than 2 Business Days prior to the first Drawdown Date;

(b) (FINANCING DOCUMENTS) each Financing Document, properly executed and, if applicable, in registrable form together with, if applicable:

        (i) all things (including documents) necessary to pay any Taxes on and register the Financing Document; and

        (ii) sufficient same day funds to enable the payment of any Taxes chargeable on it;

(c) (MATERIAL DOCUMENTS) a certified copy of each Material Document properly executed, registered and having had all Taxes paid on it (as applicable);

(d) (DOCUMENTS OF TITLE) all title deeds relating to real property owned by each Borrower Party;

(e) (INSURANCE) evidence that all insurance required by the Financing Documents is in place;

(f) (SEARCHES AND ENQUIRIES) the results of all searches and enquires required by the Agent with respect to the Borrower and the Secured Property;

(g) (FINANCIAL ASSISTANCE) evidence satisfactory to the Agent that all conditions and requirements under section 260B of the Corporations Law have been complied with;

(h) (FIRB) certified copies of the application to and approval from the Australian Treasurer in relation to the acquisition by Penford Holdings of the Borrower;

(i)     (LETTER OF CREDIT) the Letter of Credit;

(j) (LEGAL OPINION) a legal opinion issued by Baker & McKenzie in relation to the enforceability of the Financing Documents governed by Australian law;

(k) (LEGAL OPINION) a legal opinion issued by KPMG Legal New Zealand in relation to the enforceability of the Financing Documents governed by New Zealand law; and

(l)     (INTERCREDITOR AGREEMENT) the Intercreditor Agreement.

                          SCHEDULE 3 - DRAWDOWN NOTICE

                                  (CLAUSE 7.1)

                                                                  Date:  [     ]

To:     Australia and New Zealand Banking Group Limited
        Level 9
        20 Martin Place
        Sydney, NSW 2000

        Attention:   Ms Michelle Burke

SYNDICATED FACILITY AGREEMENT DATED [     ] 2000 ('FACILITY AGREEMENT')

1. We give you irrevocable notice that we wish to draw an amount of $[ ] in aggregate on [ ] 20[ ] ('DRAWDOWN DATE').

2.      Particulars of each Drawing required are as follows:

         FACE VALUE                           FUNDING PERIOD
         ----------                           --------------
         [   ]                                [   ]

3. We request that the proceeds of each Drawing be remitted to account number [ ] at [ ] [INSERT ALTERNATIVE INSTRUCTIONS, IF REQUIRED].

4.      We represent and warrant that:

        (a) [(except as disclosed in paragraph (c))] the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Drawdown Notice and the Drawdown Date specified above in respect of the facts and circumstances then subsisting;

        (b) [(except as disclosed in paragraph (c))] no Event of Default or Potential Event of Default is subsisting or will result from the provision of the Drawing/s; [and]

        (c) details of the exceptions to paragraphs (a) and (b) are as follows: [ ], and we [have taken][propose] the following remedial action: [ ].

        We acknowledge that inclusion of a statement under paragraph (c) will not prejudice the rights of the Financiers under the Facility Agreement, including under clauses 6.2 (Conditions precedent to all Drawings) and 19 (Events of Default), or affect the operation of clause 16.2 (Representations and warranties repeated).

Expressions defined in the Facility Agreement have the same meaning in this Drawdown Notice.

For and on behalf of
PENFORD AUSTRALIA LIMITED

----------------------------------
Authorised Officer

Name:
Title:

                          SCHEDULE 4 - ROLLOVER NOTICE
                                  (CLAUSE 7.2)

                                                                  Date:  [     ]
To:     Australia and New Zealand Banking Group Limited
        Level 9
        20 Martin Place
        Sydney, NSW 2000

        Attention:   Ms Michelle Burke

SYNDICATED FACILITY AGREEMENT DATED [     ] 2000 ('FACILITY AGREEMENT')

1. We give you irrevocable notice that we wish to redraw an amount of $[ ] in aggregate on [ ] 20[ ] ('ROLLOVER DATE').

2.      Particulars of each Drawing required are as follows:

         FACE VALUE                           FUNDING PERIOD
         ----------                           --------------
         [   ]                                [   ]

3.      We represent and warrant that:

        (a) [(except as disclosed in paragraph (c))] the representations and warranties in the Facility Agreement are true as though they had been made at the date of this Rollover Notice and the Rollover Date specified above in respect of the facts and circumstances then subsisting;

        (b) [(except as disclosed in paragraph (c))] no Event of Default or Potential Event of Default is subsisting or will result from the provision of the Drawing/s; [and]

        (c) details of the exceptions to paragraphs (a) and (b) are as follows: [ ],

                and we [have taken][propose] the following remedial action: [ ].

        We acknowledge that inclusion of a statement under paragraph (c) will not prejudice the rights of the Financiers under the Facility Agreement, including under clauses 6.2 (Conditions precedent to all Drawings) and 19 (Events of Default), or affect the operation of clause 16.2 (Representations and warranties repeated).

Expressions defined in the Facility Agreement have the same meaning in this Rollover Notice.

For and on behalf of
PENFORD AUSTRALIA LIMITED

-----------------------------------
Authorised Officer

Name:
Title:

                     SCHEDULE 5 - SUBSTITUTION CERTIFICATE
                                  (CLAUSE 28.3)

BETWEEN          [     ] ('INCOMING PARTICIPANT')

AND              [     ] ('SUBSTITUTING PARTICIPANT')

AND AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ACN 005 357 522 of Level 9, 20 Martin Place, Sydney, NSW 2000 ('AGENT') for itself and on behalf of each other party to the Financing Documents to which the Substituting Participant is a party.

RECITALS

A. The Substituting Participant, the Agent, Penford Australia Limited ACN 003 780 229 and others are party to a syndicated facility agreement dated [ ] ('FACILITY AGREEMENT').

B. The Incoming Participant wishes to assume [part][all] of the participation of the Substituting Participant in the Bill Facility.


AGREEMENT

1.      INTERPRETATION

1.1     DEFINITIONS

        In this Certificate, expressions defined in the Facility Agreement have the same meaning and:

        'SUBSTITUTED PARTICIPATION' means $[ ] of the [Available] Commitment of the Substituting Participant [and $[ ] of its participation in the Outstanding Bill Amount].

        'SUBSTITUTION DATE' means [the date of countersignature of this Certificate by the Agent or [ ], whichever is the later] or [SPECIFY DATE OR DATES AS APPROPRIATE].

1.2     INTERPRETATION

        Clause 1.2 (Interpretation) of the Facility Agreement applies to this Certificate.

2.      SUBSTITUTION

2.1     RELEASE OF SUBSTITUTING PARTICIPANT

        The Substituting Participant ceases to be entitled to and bound by its rights and obligations as a Participant under the Financing Documents [TO THE EXTENT TO WHICH THEY RELATE TO THE SUBSTITUTED PARTICIPATION - INSERT IF ONLY PART OF COMMITMENT ASSUMED] with effect from and including the Substitution Date, but remains entitled to and bound by rights and obligations which accrue up to the Substitution Date.

2.2     ASSUMPTION BY INCOMING PARTICIPANT

        With effect from and including the Substitution Date:

        (a) the Incoming Participant and each of the parties to the Financing Documents assume obligations towards each other and acquire rights against each other which are identical to the rights and obligations which cease under clause 2.1 (Release of Substituting Participant) (except so far as the obligations assumed and rights acquired relate to the identity of or location of the Incoming Participant); and

        (b) the Incoming Participant is entitled to the benefit of each Financing Document as a Participant with [a/an] [Available] Commitment [and participation in the Outstanding Bill Amount] equal to the Substituted Participation.

3.      INDEPENDENT ASSESSMENT BY INCOMING PARTICIPANT

        Without limiting the generality of clause 2 (Substitution), the Incoming Participant agrees and acknowledges that it has independently investigated the status, business and financial condition of the Borrower. In particular, it has not relied, and will not rely, on any other Financier in that respect.

4.      PAYMENTS

        From and including the Substitution Date, the Agent will make all payments due under the Financing Documents in relation to the Substituted Participation to the Incoming Participant. The Substituting Participant and the Incoming Participant will make directly between themselves any payments and adjustments as they may agree with respect to accrued interest, fees, costs and other amounts attributable to the Substituted Participation prior to the Substitution Date.

5.      OUTSTANDING BILLS

        (a) The Incoming Participant is taken to have accepted any outstanding Bills accepted by the Substituting Participant included in the Substituted Participation. The Incoming Participant must on demand unconditionally indemnify the Substituting Participant against any liabilities of the Substituting Participant as acceptor of the Bills.

        (b) The indemnity of the Borrower in clause 10.7 (Indemnity and cash cover) of the Facility Agreement extends to any liability of the Incoming Participant under this clause.

6.      WARRANTY

        Each of the Substituting Participant and the Incoming Participant represents and warrants to the other parties that clause 28.2 (By Participants) of the Facility Agreement has been complied with in relation to the Incoming Participant.

7.      NOTICES

        The Funding Office and address for notices of the Incoming Participant is as follows:

         ADDRESS                       FACSIMILE                 ATTENTION
         -------                       ---------                 ---------
         [   ]                         [   ]                     [   ]


8.      LAW

        This Certificate is governed by the laws of [ ].


SIGNED in


SUBSTITUTING PARTICIPANT

SIGNED by [                  ]               )
as attorney for [SUBSTITUTING PARTICIPANT]   )
under power of attorney dated                )
[              ]                             )
in the presence of                           )

--------------------------------------------     -------------------------------
Signature of witness

--------------------------------------------
Name of witness (print)


INCOMING PARTICIPANT

SIGNED by [                  ]               )
as attorney for [INCOMING PARTICIPANT] under )
power of attorney dated                      )
[              ]                             )
in the presence of                           )

--------------------------------------------     -------------------------------
Signature of witness

--------------------------------------------
Name of witness (print)

AGENT

Countersigned by an Authorised Officer of the Agent for itself and on behalf of the other parties to the Financing Documents:

-------------------------------------
Authorised Officer of Agent

Dated:
      -------------------------------

                      SCHEDULE 6 - VERIFICATION CERTIFICATE
                            (ITEM (a) OF SCHEDULE 2)

To:     Australia and New Zealand Banking Group Limited
        Level 9
        20 Martin Place
        Sydney, NSW 2000

Attention:     Ms Michelle Burke

I, [INSERT NAME] am [a director][the secretary] of Penford Australia Limited ACN 003 780 229 ('COMPANY').

This certificate is given to you in your own right and as agent for the Participants.

I refer to the syndicated facility agreement ('FACILITY AGREEMENT') to be entered into on or about the date of this certificate between Australia and New Zealand Banking Group Limited ACN 005 357 522, the Company and others.

Expressions defined in the Facility Agreement have the same meaning in this Certificate.

I CERTIFY as follows:

1.      DOCUMENTS

        Attached to this certificate are true, complete and up-to-date copies of each of the following:

        (a)     CONSTITUENT DOCUMENTS:

                the constituent documents and certificate of registration of the Company in force today and as at the time the meetings referred to in paragraph 1(d) were held (marked 'A');

        (b)     POWER OF ATTORNEY:

                a duly executed power of attorney granted by the Company authorising execution of the Financing Documents to which it is a party (marked 'B');

        (c)     OFFICERS:

                those forms lodged or to be lodged with the Australian Securities & Investments Commission in accordance with section 205B or 601CV of the Corporations Law, which evidence the appointment and date of appointment of the current officers of the Company (marked 'C'); and

        (d)     MINUTES:

                an extract of minutes of a meeting of the directors of the Company approving execution of the Financing Documents to which it is a party, the granting of the power of attorney referred to in paragraph (b) above and the appointment of the Authorised Officers referred to in paragraph 6 below (marked 'D').

2.      NO REVOCATION AND OBSERVANCE OF FORMALITIES

        Each of the:

        (a)     power of attorney referred to in paragraph 1(b); and

        (b) resolutions contained in the minutes referred to in paragraph 1(d); and

        (c)     documents referred to in paragraphs 1(a) and (c),

        is in full force and effect and has not been revoked or suspended. Nor has it been amended or modified.

        All provisions in the Corporations Law and the constitution of the Company relating to the declaration of directors' interests and the powers of interested directors to vote were duly observed at or before the meeting referred to in paragraph 1(d).

        There are no Authorisations necessary or desirable to be obtained by the Company in connection with the execution, delivery, performance, validity or enforceability of the Financing Documents to which it is party which have not been obtained.

3.      CORPORATE AUTHORISATION

        (a) At a meeting of the board of directors of the Company, resolutions were duly passed to:

                (i)     authorise the Company to enter into the Financing
                        Documents;

                (ii) authorise and direct the execution by the Company of the power of attorney referred to in paragraph 1(b) as a deed; and

                (iii) appoint the persons listed in paragraph 6 as the Authorised Officers of the Company.

        (b) It was also resolved at that meeting that entering into the Financing Documents is in the Company's best interests and for its benefit.

        (c) The resolutions referred to in paragraphs (a) and (b) were duly passed at a properly convened and properly held meeting of duly appointed directors of the Company at which a quorum of directors entitled to vote was present and acting.

        (d) All provisions in the Corporations Law and the constitution of the Company relating to the declaration of directors' interests and the powers of interested directors to vote were duly observed at or before the meeting referred to in paragraphs (a) and (b).

4.      SOLVENCY DECLARATION

        The Company is able to pay all of its debts as and when they become due and payable and there are no grounds for suspecting that it will not continue to be able to do so after entering into the Financing Documents (and incurring any other liability which it proposes to incur around the time it enters into them).

5.      FINANCIAL ASSISTANCE RESOLUTION

        The entry by the Company into the transaction evidenced by the Financing Documents is permitted under section 260A of the Corporations Law because the financial assistance has been approved by shareholders under section 260B of the Corporations Law, and all other requirements under section 260B have been complied with. Attached as annexure 'A' is an extract of the minutes of the general meeting of the Company resolving to provide the financial assistance.

6.      AUTHORISED OFFICERS

        The following are the signatures of the Authorised Officers of the
        Company:

        NAME                    POSITION              SIGNATURE
        ----                    --------              ---------
        [     ]                 [     ]               [     ]




Signed:
--------------------------------------------------
                   Director/Secretary

--------------------------------------------------
         Name in full (please print)


DATED:  [     ]

               SCHEDULE 7 - APPLICABLE MARGIN AND COMMITMENT FEE

                             (CLAUSES 1.1 AND 22.1)

The Applicable Margin shall be the rate per annum set forth in the table below opposite Leverage Ratio.

    LEVEL       APPLICABLE MARGIN BASIS    COMMITMENT FEE   APPLICABLE MARGIN BASIS POINTS
                POINTS FOR BILL FACILITY                        FOR OVERDRAFT FACILITY
-------------- --------------------------- ---------------- --------------------------------
   Level I                175                    30                       50

  Level II                200                    35                       75

  Level III               225                    40                       100

In this Schedule:

"LEVEL I" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is less than or equal to 2:1.

"LEVEL II" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is greater than 2:1 and less than or equal to 2.5:1.

"LEVEL III" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 2.5:1.

Levels I, II and III shall be determined in the manner specified in Schedule III of the US Credit Agreement and 'Reporting Date' has the meaning given in that Schedule.

EXECUTED as an agreement

BORROWER

SIGNED SEALED AND DELIVERED                     )
by Renu Gupta                                   )
as attorney for PENFORD AUSTRALIA LIMITED       )
under power of attorney                         )
dated 13/11/2000                                )
in the presence of                              )

/s/ Andrew Nafranowicz                              /s/ Renu Gupta
-----------------------------------------------     --------------------------------------------
Signature of witness

Andrew Nafranowicz
-----------------------------------------------
Name of witness (print)

AGENT

SIGNED SEALED and DELIVERED by AUSTRALIA AND    )   AUSTRALIA AND NEW ZEALAND BANKING GROUP
NEW ZEALAND BANKING GROUP LIMITED by its        )   LIMITED by its Agent . . . Janet Mullins
Agent . . . Janet Mullins. . . . . . . . . .    )
pursuant to the terms of the Deed Poll dated    )
14 November 2000 in the presence of             )
                                                )


/s/ Andrew Nafranowicz                              /s/ Janet Mullins
-----------------------------------------------     --------------------------------------------
Signature of witness


PARTICIPANTS


SIGNED SEALED and DELIVERED by AUSTRALIA AND    )   AUSTRALIA AND NEW ZEALAND BANKING GROUP
NEW ZEALAND BANKING GROUP LIMITED by its        )   LIMITED by its Agent . . . .Janet Mullins
Agent . . . Janet Mullins. . . . . . . . . .    )
pursuant to the terms of the Deed Poll dated    )
14 November 2000 in the presence of             )
                                                )



/s/ Andrew Nafranowicz                              /s/ Janet Mullins
-----------------------------------------------     --------------------------------------------
Signature of witness